Exhibit 10.47

AMENDMENT NO. 1 REGARDING
UNBUNDLED NETWORK ELEMENTS

          Verizon New England Inc., d/b/a Verizon Rhode Island, f/k/a New England Telephone and Telegraph Company, d/b/a Bell Atlantic – Rhode Island (“Verizon”), a New York corporation with offices at 185 Franklin Street, Boston, MA 02110, and RNK, Inc, d/b/a RNK Telecom, a Massachusetts corporation with offices at 333 Elm Street, Dedham, MA 02026 (“RNK”), enter into this Amendment No.1 regarding Verizon’s offering of Unbundled Network Elements, dated as of August 30, 2001 (this “Amendment No.1”) (each of Verizon and RNK being referred to individually as a “Party” and collectively as the “Parties”).

          WHEREAS, RNK has previously adopted certain terms of the Interconnection Agreement between Verizon and Level 3 Communications, LLC (“Level 3”) pursuant to Section 252(i) of the Telecommunications Act of 1996 (the “Act”);

          WHEREAS, RNK has previously adopted certain terms of the Interconnection Agreement between Verizon and Cox Communications, d/b/a Cox Rhode Island Telecomm II (“Cox”) pursuant to Section 252(i) of the Telecommunications Act of 1996 (the “Act”) (the adopted terms of the Level 3 and Cox agreements shall be referred to collectively as the “Terms”);

          WHEREAS, the Parties desire to amend the Terms as set forth herein to supplement the Terms with terms and conditions to govern access to Verizon’s Network Elements on an unbundled basis;

          NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

          1. Amendment No.1 to the Terms. The Parties agree that the terms and conditions set forth in Attachment 1 and the rates in Exhibit A, attached hereto and made a part of this Amendment, shall govern access to Verizon’s Network Elements on an unbundled basis.

          2. Conflict between this Amendment No.1 and the Terms. This Amendment No.1 shall be deemed to revise the terms and provisions of the Terms to the extent necessary to give effect to the terms and provisions of this Amendment No.1. In the event of a conflict between the terms and provisions of this Amendment No.1 and the terms and provisions of the Terms, this Amendment No.1 shall govern, provided, however, that the fact that a term or provision appears in this Amendment No.1 but not in the Terms, or in the Terms but not in this Amendment No.1, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section 2.

          3. Counterparts. This Amendment No.1 may be executed in one or more counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one and the same instrument.

          4. Captions. The Parties acknowledge that the captions in this Amendment No.1 have been inserted solely for convenience of reference and in no way define or limit the scope or substance of any term or provision of this Amendment No.1.

          5. Scope of Amendment No.1. This Amendment No.1 shall amend, modify and revise the Terms only to the extent set forth expressly in Section 1 of this Amendment No.1, and, except to the extent set forth in Section 1 of this Amendment No.1, the terms and provisions of the Terms shall remain in full force and effect after the date first set forth above.

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          IN WITNESS WHEREOF, the Parties have executed this Amendment No.1 as of the year and date first written above.

RNK, Inc,	VERIZON NEW ENGLAND INC.,
RNK TELECOM	D/B/A VERIZON RHODE ISLAND

By:	By:

Printed:	Printed:	Jeffrey A. Masoner

Title:	Title:	Vice President - Interconnection

Services, Policy and Planning

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Attachment 1 – Unbundled Network Elements

11.0	UNBUNDLED ACCESS

Subject to the conditions set forth in Section 11.7 below, Verizon shall provide to RNK, in accordance with this Amendment No.1 (including, but not limited to, Verizon’s applicable Tariffs) and the requirements of Applicable Law, access to Verizon’s Network Elements on an unbundled basis and in Combinations as set forth in Section 11.12; provided, however, that notwithstanding any other provision of this Amendment No.1, Verizon shall be obligated to provide unbundled Network Elements (UNEs) and Combinations to RNK only to the extent required by Applicable Law and thus may decline to provide UNEs or Combination to RNK to the extent that provision of such UNEs or Combination are not required by Applicable Law.

          11.1 Verizon’s Provision of Network Elements

          Subject to the conditions set forth in Section 11.7, Verizon shall provide RNK access to the following:

11.1.1 Loops, as set forth in Section 11.2;

11.1.2 The Network Interface Device, as set forth in Section 11.3;

11.1.3 Switching Capability, as set forth in Section 11.4;

11.1.4 Interoffice Transmission Facilities, as set forth in Section 11.5

11.1.5 Signaling Links and Call-Related Databases, as set forth in Section 5.4 and the Terms;

11.1.6 Operations Support Systems, as set forth in Section 11.6; and

11.1.7 other Network Elements in accordance with Section 11.8 below.

11.2 Loop Transmission Types

          Subject to the conditions set forth in Section 11.7, Verizon shall allow RNK to access Loops unbundled from local switching and local transport as required by Applicable Law, in accordance with the terms and conditions set forth in this Section 11.2. The available Loop types are as set forth below:

                    11.2.1 “2 Wire Analog Voice Grade Loop” or “Analog 2W” provides an effective 2-wire channel with 2-wire interfaces at each end that is suitable for the transport of analog Voice Grade (nominal 300 to 3000 Hz) signals and loop-start signaling. This Loop type is more fully described in Verizon TR-72565, as revised from time-to-time. If “Customer-Specified Signaling” is requested, the Loop will operate with one of the following signaling types that may be specified when the Loop is ordered: loop-start, ground-start, loop-reverse-battery, and no signaling. Customer specified signaling is more fully described in Verizon TR-72570, as revised from time-to-time.

                    11.2.2 “4-Wire Analog Voice Grade Loop” or “Analog 4W” provides an effective 4-wire channel with 4-wire interfaces at each end that is suitable for the transport of analog Voice Grade (nominal 300 to 3000 Hz) signals. This Loop type will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, duplex,

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and no signaling. This Loop type is more fully described in Verizon TR-72570, as revised from time-to-time.

                    11.2.3 “2-Wire ISDN Digital Grade Loop” or “BRI ISDN” provides a channel with 2-wire interfaces at each end that is suitable for the transport of 160 kbps digital services using the ISDN 2B1Q line code as described in ANSI T1.601-1998 and Verizon TR 72575 (, as TR 72575 is revised from time-to-time). In some cases loop extension equipment may be necessary to bring the line loss within acceptable levels pursuant to ANSI T1.601-1998 and Verizon TR 72575. Verizon will provide loop extension equipment only upon request. A separate charge will apply for loop extension equipment as set forth in Exhibit A.

                    11.2.4 “2-Wire ADSL-Compatible Loop” or “ADSL 2W” provides a channel with 2-wire interfaces at each end that is suitable for the transport of digital signals up to 8 Mbps toward the Customer and up to 1 Mbps from the Customer. ADSL-Compatible Loops will be available only where existing copper facilities are available and can meet applicable specifications. Verizon will not build new copper facilities. The upstream and downstream ADSL power spectral density masks and dc line power limits in Verizon TR 72575, Issue 2, as revised from time-to-time, must be met.

                    11.2.5 “2-Wire HDSL-Compatible Loop” or “HDSL 2W” consists of a single 2-wire non-loaded, twisted copper pair that meets the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in Verizon TR 72575, Issue 2, as revised from time-to-time, must be met. 2-wire HDSL-compatible local loops will be provided only where existing facilities are available and can meet applicable specifications. Verizon will not build new copper facilities. The 2-wire HDSL-compatible loop is only available in Verizon service areas. RNK may order a GTE Designed Digital Loop to provide similar capability in the GTE service area.

                    11.2.6.1 4-Wire HDSL-Compatible Loop or HDSL 4W consists of two 2-wire, non-loaded, twisted copper pairs that meet the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in Verizon TR 72575, Issue 3 must be met. 4-Wire HDSL-compatible local Loops will be provided only where existing facilities are available and can meet applicable specifications. Verizon will not build new copper facilities..

                    11.2.6.2 “2-Wire IDSL-Compatible Metallic Loop” consists of a single 2-wire non-loaded, twisted copper pair that meets revised resistance design criteria. This UNE loop, is intended to be used with very-low band symmetric DSL systems that meet the Class 1 signal power limits and other criteria in the draft T1E1.4 loop spectrum management standard (T1E1.4/2000-002R3) and are not compatible with 2B1Q 160 kbps ISDN transport systems. The actual data rate achieved depends upon the performance of CLEC-provided modems with the electrical characteristics associated with the loop. This loop cannot be provided via UDLC. IDLC-compatible local loops will be provided only where facilities are available and can meet applicable specifications. Verizon will not build new copper facilities.

                    11.2.6.3 “2-Wire SDSL-Compatible Loop”, is intended to be used with low band symmetric DSL systems that meet the Class 2 signal power limits and other criteria in the draft T1E1.4 loop spectrum management standard (T1E1.4/2000-002R3). This UNE loop consists of a single 2-wire non-loaded, twisted copper pair that meets Class 2 length limit in T1E1.4/2000-002R3. The data rate achieved depends on the performance of the CLEC-provided modems with the electrical characteristics associated with the loop. SDSL-compatible local loops will be provided only where facilities are available and can meet applicable specifications. Verizon will not build new copper facilities.

                    11.2.7 “4-Wire 56 kbps Loop” is a 4-wire Loop that provides a transmission path that is suitable for the transport of digital data at a synchronous rate of 56 kbps in opposite directions on such Loop simultaneously. A 4-Wire 56 kbps Loop consists of two pairs of non-loaded copper wires with no intermediate electronics or it consists of universal digital loop carrier with 56 kbps DDS dataport transport capability. Verizon shall provide 4-Wire 56 kbps Loops to RNK in accordance with, and subject to, the

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technical specifications set forth in Verizon Technical Reference TR72575, Issue 3, as such issue may be revised from time to time.

                    11.2.8.1 “4-Wire DS-1-compatible Loop” (Digital Grade Loop) provides a channel with 4-wire interfaces at each end. Each 4-wire channel is suitable for the transport of 1.544 Mbps digital signals simultaneously in both directions using PCM line code. DS-1-compatible Loops will be available only where existing facilities can meet the specifications in ANSI T1.403 and Verizon TR 72575 (as TR 72575 is revised from time-to-time).

                    11.2.8.2 “DS-3 Loops” will support the transmission of isochronous bipolar serial data at a rate of 44.736 Mbps or the equivalent of 28 DS-1 channels. The DS-3 Loop includes the electronics necessary to provide the DS-3 transmission rate. A DS-3 Loop will only be provided where the electronics are at the requested installation date currently available for the requested loop. Verizon will not install new electronics. DS-3 specifications are referenced in Verizon’s TR72575 as revised from time to time).

                    11.2.9 “Digital Designed Loops” are comprised of designed loops that meet specific RNK requirements for metallic loops over 18k ft. or for conditioning of ADSL, HDSL, SDSL, IDSL or BRI ISDN (Premium) Loops. “Digital Designed Loops” may include requests for:

A) a 2W Digital Designed Metallic with a total loop length of 18k to 30k ft., unloaded, with the option to remove bridged tap;

B) a 2W ADSL Loop of 12k to 18k ft. with an option to remove bridged tap;

C) a 2W ADSL Loop of less than 12k ft. with an option to remove bridged tap;

D) a 2W HDSL Loop of less than 12k ft. with an option to remove bridged tap:

E) a 4W HDSL Loop of less than 12k ft with an option to remove bridged tap;

F) a 2W Digital Designed Metallic Loop with Verizon-placed ISDN loop extension electronics;

G) a 2W SDSL Loop with an option to remove bridged tap;

H) a 2W IDSL Loop of less than 18k ft. with an option to remove bridged tap; and

                              11.2.9.1 Verizon shall make Digital Designed Loops available to RNK at the rates set forth in Exhibit A.

                              11.2.9.2 The following ordering procedures shall apply to the Digital Designed Loops (Section 11.2.9.2, Items A-F):

                              A. RNK shall place orders for Digital Designed Loops by delivering to Verizon a valid electronic transmittal service order or other mutually agreed upon type of service order. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties.

                              B. Verizon is in the process of conducting a mechanized survey of existing Loop facilities, on a Central Office by Central Office basis, to identify those Loops that meet the applicable technical characteristics established by Verizon for compatibility with ADSL, HDSL, IDSL and SDSL signals. The results of this survey will be stored in a mechanized database and made available to RNK as the process is completed in each Central Office. RNK must utilize this mechanized loop qualification database, where available, in advance of submitting a valid electronic transmittal service order for an

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ADSL, HDSL, IDSL and SDSL Loop. Charges for mechanized loop qualification information are set forth in Exhibit A.

                              C. If the Loop is served out of a Central Office that has not been prequalified on a mechanized basis, RNK must request a manual loop qualification prior to submitting a valid electronic service order for an ADSL, HDSL SDSL, ISDL, or BRI ISDN Loop. The rates for manual loop qualification are set forth in Exhibit A. In general, Verizon will complete a manual loop qualification request within three business days, although Verizon may require reasonable amounts of additional time due to poor record conditions, spikes in demand, or other unforeseen events.

                              D. If a query to the mechanized loop qualification database or manual loop qualification indicates that a Loop does not qualify (e.g., because it does not meet the applicable technical parameters set forth in the Loop descriptions above), RNK may request and Verizon will process an Engineering Query, as described in paragraph F, to determine whether the result is due to characteristics of the loop itself.

                              E. If RNK submits a service order for an ADSL, HDSL, SDSL, IDSL or BRI ISDN Loop that has not been prequalified on either a mechanized or manual basis, Verizon will query the service order back to the CLEC for qualification and will not accept such service order until the Loop has been prequalified on a mechanized or manual basis. If RNK submits a service order for an ADSL, HDSL, SDSL, IDSL or BRI ISDN Loop that is, in fact, not compatible with such services in its existing condition, Verizon will respond within a reasonable time to RNK with a “Nonqualified” indicator and with information showing whether the non-qualified result is due to the presence of load coils, presence of digital loop carrier, or loop length (including bridged tap).

                              F. Where RNK has followed the prequalification procedure described above and has determined that a Loop is not compatible with ADSL, HDSL, SDSL, IDSL or BRI ISDN service in its existing condition, it may either request an Engineering Query to determine whether conditioning may make the Loop compatible with the applicable service; or if RNK is already aware of the conditioning required (e.g., where RNK has previously requested a qualification and has obtained loop characteristics), RNK may submit a service order for a Digital Designed Loop. Verizon will undertake to condition or extend the Loop in accordance with this Section 11.2.9 upon receipt of RNK’s valid, accurate and pre-qualified service order for a Digital Designed Loop.

                              11.2.9.3 The Parties will make reasonable efforts to coordinate their respective roles in order to minimize provisioning problems. In general, where conditioning or loop extensions are requested by RNK, an interval of eighteen (18) business days will be required by Verizon to complete the loop analysis and the necessary construction work involved in conditioning and/or extending the loop as follows:

                              A. Three (3) business days will be required following receipt of RNK’s valid, accurate and pre-qualified service order for a Digital Designed Loop to analyze the loop and related plant records and to create an Engineering Work Order.

                              B. Upon completion of an Engineering Query, Verizon will initiate the construction order to perform the changes/modifications to the Loop requested by RNK. Conditioning activities are, in most cases, able to be accomplished within 15 business days. Reasonably unforeseen conditions may add to this interval.

                    After the engineering and conditioning tasks have been completed, the standard Loop provisioning and installation process will be initiated, subject to Verizon’s standard provisioning intervals.

                              11.2.9.4 If RNK requires a change in scheduling, it must contact Verizon to issue a supplement to the original service order. If RNK cancels the request for conditioning after a loop analysis has been completed but prior to the commencement of construction work, RNK shall compensate Verizon for an Engineering Work Order charge as set forth in Exhibit A. If RNK cancels the request for

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conditioning after the loop analysis has been completed and after construction work has started or is complete, RNK shall compensate Verizon for an Engineering Work Order charge as well as the charges for the conditioning tasks performed as set forth in Exhibit A.

                    11.2.10 Sub-Loop.

                              11.2.10.1 Notwithstanding anything set forth in this Amendment No.1, subject to the conditions set forth in Section 11.7 and upon request, Verizon shall provide RNK with access to a Sub-Loop (as such term is hereinafter defined) in accordance with, and subject to, the terms and provisions of this Section 11.2.10 and the rates set forth in Exhibit A attached hereto. A “Sub-Loop” means a two-wire or four-wire metallic distribution facility in Verizon’s network between a Verizon feeder distribution interface (an “FDI”) and the rate demarcation point for such facility (or network interface device (“NID”) if the NID is located at such rate demarcation point). Notwithstanding anything else set forth in this Amendment No.1, Verizon shall provide RNK with access to a Sub-Loop in accordance with, but only to the extent required by, Applicable Law.

                              11.2.10.2 RNK may request that Verizon reactivate (if available) an unused drop and NID, install a new drop and NID if no drop and NID are available or provide RNK with access to a drop and NID that, at the time of RNK’s request, Verizon is using to provide service to a Customer (as such term is hereinafter defined). New drops will be installed in accordance with Verizon’s standard procedures. In some cases this may result in RNK being responsible for the cost of installing the drop.

                              11.2.10.3 RNK may obtain access to a Sub-Loop only at an FDI and only from a CLEC outside plant interconnection cabinet (a “COPIC”) or, if RNK is collocated at a remote terminal equipment enclosure and the FDI for such Sub-Loop is located in such enclosure, from the collocation arrangement of RNK at such enclosure. To obtain access to a Sub-Loop, RNK shall install a COPIC on an easement or Right of Way obtained by RNK within 100 feet of the Verizon FDI to which such Sub-Loop is connected. A COPIC must comply with applicable industry standards. Subject to the terms of applicable Verizon easements, Verizon shall furnish and place an interconnecting cable between a Verizon FDI and a RNK COPIC and Verizon shall install a termination block within such COPIC. Verizon shall retain title to and maintain the interconnecting cable. Verizon shall not be responsible for building, maintaining or servicing the COPIC and shall not provide any power that might be required by the CLEC for any electronics in the COPIC. RNK shall provide any easement, Right of Way or trenching or other supporting structure required for any portion of an interconnecting cable that runs beyond a Verizon easement.

                              11.2.10.4 RNK may request from Verizon by submitting a loop make-up engineering query to Verizon, and Verizon shall provide to RNK, the following information regarding a Sub-Loop that serves an identified Customer: the Sub-Loop’s length and gauge, whether the Sub-Loop has loading and bridged tap, the amount of bridged tap (if any) on the Sub-Loop and the location of the FDI to which the Sub-Loop is connected.

                              11.2.10.5 To order access to a Sub-Loop, RNK must first request that Verizon connect the Verizon FDI to which the Sub-Loop is connected to a RNK COPIC. To make such a request, RNK must submit to Verizon an application (a “Sub-Loop Interconnection Application”) that identifies the FDI at which RNK wishes to access the Sub-Loop. A Sub-Loop Interconnection Application shall state the location of the COPIC, the size of the interconnecting cable and a description of the cable’s supporting structure. A Sub-Loop Interconnection Application shall also include a five-year forecast of RNK’s demand for access to Sub-Loops at the requested FDI. RNK must submit the application fee set forth in Exhibit A attached hereto (a “Sub-Loop Application Fee”) with a Sub-Loop Interconnection Application. RNK must submit Sub-Loop Interconnection Applications to:

USLA Project Manager
Verizon
Room 509
125 High Street
Boston, MA 02110
E-Mail: Collocation.applications@Verizon.com

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                              11.2.10.6 Within sixty (60) days after it receives a complete Sub-Loop Interconnection Application for access to a Sub-Loop and the Sub-Loop Application Fee for such application, Verizon shall provide to RNK a work order that describes the work that Verizon must perform to provide such access (a “Sub-Loop Work Order”) and a statement of the cost of such work (a “Sub-Loop Interconnection Cost Statement”).

                              11.2.10.7 RNK shall pay to Verizon fifty percent (50%) of the cost set forth in a Sub-Loop Interconnection Cost Statement within sixty (60) days of RNK’s receipt of such statement and the associated Sub-Loop Work Order, and Verizon shall not be obligated to perform any of the work set forth in such order until Verizon has received such payment. A Sub-Loop Interconnection Application shall be deemed to have been withdrawn if RNK breaches its payment obligation under this Section 11.2.10.7. Upon Verizon’s completion of the work that Verizon must perform to provide RNK with access to a Sub-Loop, Verizon shall bill RNK, and RNK shall pay to Verizon, the balance of the cost set forth in the Sub-Loop Interconnection Cost Statement for such access.

                              11.2.10.8 After Verizon has completed the installation of the interconnecting cable to a RNK COPIC and RNK has paid the full cost of such installation, RNK can request the cross connection of Verizon Sub-Loops to the RNK COPIC. At the same time, RNK shall advise Verizon of the services that RNK plans to provide over the Sub-Loop as they relate to technical specifications and purposes of spectrum management, request any conditioning of the Sub-Loop and assign the pairs in the interconnecting cable. RNK shall run any crosswires within the COPIC.

                              11.2.10.9 If RNK requests that Verizon reactivate an unused drop and NID, then RNK shall provide dial tone (or its DSL equivalent) on the RNK side of the applicable Verizon FDI at least twenty four (24) hours before the due date. On the due date, a Verizon technician will run the appropriate cross connection to connect the Verizon Sub-Loop to the RNK dial tone or equivalent from the COPIC. If RNK requests that Verizon install a new drop and NID, then RNK shall provide dial tone (or its DSL equivalent) on the RNK side of the applicable Verizon FDI at least twenty four (24) hours before the due date. On the due date, a Verizon technician shall run the appropriate cross connection of the facilities being reused at the Verizon FDI and shall install a new drop and NID. If RNK requests that Verizon provide RNK with access to a Sub-Loop that, at the time of RNK’s request, Verizon is using to provide service to a Customer, then, after RNK has looped two interconnecting pairs through the COPIC and at least twenty four (24) hours before the due date, a Verizon technician shall crosswire the dial tone from the Verizon central office through the Verizon side of the COPIC and back out again to the Verizon FDI and Verizon Sub-Loop using the “loop through” approach. On the due date, RNK shall disconnect Verizon’s dial tone, crosswire its dial tone to the Sub-Loop and submit RNK’s long-term number portability request.

                              11.2.10.10 Verizon shall not provide access to a Sub-Loop if Verizon is using the loop of which the Sub-Loop is a part to provide line sharing service to another CLEC or a service that uses derived channel technology to a Customer unless such other CLEC first terminates the Verizon-provided line sharing or such Customer first disconnects the service that utilizes derived channel technology.

                              11.2.10.11 Verizon shall provide RNK with access to a Sub-Loop in accordance with negotiated intervals.

                              11.2.10.12 Verizon shall repair and maintain a Sub-Loop at the request of RNK and subject to the time and material rates set forth in Exhibit A. RNK accepts responsibility for initial trouble isolation for Sub-Loops and providing Verizon with appropriate dispatch information based on its test results. If (a) RNK reports to Verizon a Customer trouble, (b) RNK requests a dispatch, (c) Verizon dispatches a technician, and (d) such trouble was not caused by Verizon Sub-Loop facilities or equipment in whole or in part, then RNK shall pay Verizon the charge set forth in Exhibit A for time associated with said dispatch. In addition, this charge also applies when the Customer contact as designated by RNK is not available at the appointed time. If as the result of RNK instructions, Verizon is erroneously requested to

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dispatch to a site on Verizon company premises (“dispatch in”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon. If as the result of RNK instructions, Verizon is erroneously requested to dispatch to a site outside of Verizon company premises (“dispatch out”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon.

                              11.2.10.13 Collocation in Remote Terminals

                              To the extent required by Applicable Law, Verizon shall allow RNK to collocate equipment in a Verizon remote terminal equipment enclosure in accordance with, and subject to, the rates, terms and conditions set forth in the Terms.

                    11.2.11 Dark Fiber.

Notwithstanding anything set forth in the Interconnection Amendment No.1, subject to the conditions set forth in Section 11.7 and upon request, Verizon shall provide RNK with access to Dark Fiber (as such term is hereinafter defined) in accordance with, and subject to, the terms and provisions of this Section and the rates set forth in the Exhibit A. Verizon will provide RNK access to Dark Fiber in accordance with, but only to the extent required by, Applicable Law. A “Dark Fiber Loop” consists of continuous fiber optic strand(s) in a Verizon fiber optic cable between the fiber distribution frame, or its functional equivalent, located within a Verizon Wire Center, and Verizon’s main termination point, such as the fiber patch panel located within a Customer premise, and that has not been activated through connection to the electronics that “light” it, and thereby render it capable of carrying Telecommunications Services. Access to unbundled Dark Fiber will be provided by Verizon, where existing facilities are available at the requested availability date, in the loop, subloop and interoffice facilities (IOF) portions of the Company’s network. Access to Dark Fiber will be provided in accordance with, but only to the extent required by, Applicable Law. Except as otherwise required by Applicable Law, the following terms and conditions apply to Verizon’s Dark Fiber offering.

                              11.2.11.1 Dark Fiber Loop

                              A “Dark Fiber Loop” consists of continuous fiber optic strand(s) in a Verizon fiber optic cable between the fiber distribution frame, or its functional equivalent, located within a Verizon Wire Center, and Verizon’s main termination point, such as the fiber patch panel located within a Customer premise, and that has not been activated through connection to the electronics that “light” it, and thereby render it capable of carrying Telecommunications Services. In addition to the other terms and conditions of this Amendment No.1, the following terms and conditions also shall apply to Dark Fiber Loops:

                              11.2.11.1.2 Verizon shall be required to provide a Dark Fiber Loop only where (1) one end of the Dark Fiber Loop terminates at RNK’s collocation arrangement and (2) the other end terminates at the Customer premise. A CLEC demarcation point shall be established either in the main telco room of a building where a Customer is located or, if the building does not have a main telco room, then at a location to be determined by Verizon. Verizon shall connect a Dark Fiber Loop to the demarcation point by installing a fiber jumper.

                              11.2.11.1.3 RNK may access a Dark Fiber Loop only at a pre-existing hard termination point of such Dark Fiber Loop, and RNK may not access a Dark Fiber Loop at any other point, including, but not limited to, a splice point. Verizon will not introduce additional splice points or open existing splice points to accommodate a CLEC’s request. Unused fibers located in a cable vault or a controlled environment vault, manhole or other location outside the Verizon Wire Center, and not terminated to a fiber patch, are not available to RNK.

                              11.2.11.1.4 A strand shall not be deemed to be continuous if splicing is required to provide fiber continuity between two locations. Dark Fiber will only be offered on a route-direct basis where facilities exist (i.e., no intermediate offices).

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                              11.2.11.1.5 Verizon shall perform all work necessary to install a cross connection or a fiber jumper, including, but not limited to, the work necessary to connect a dark fiber to a demarcation point, a fiber distribution frame or a POT bay.

                              11.2.11.1.6 At the Customer premise, unused fibers are not available to RNK pursuant to this Section unless such fibers terminate on a fiber patch panel. Unused fibers in a fiber splice point located outside the Customer premise are not available to RNK.

                              11.2.11.1.7 Dark Fiber will be offered to RNK in the condition that it is available in Verizon’s network at the time that RNK submits its request (i.e., “as is”). In addition, Verizon shall not be required to convert lit fiber to Dark Fiber for RNK’s use.

                              11.2.11.1.8 Spare wavelengths on fiber strands, where Wave Division Multiplexing (WDM) or Dense Wave Division Multiplexing (DWDM) equipment is deployed, are not considered to be spare Dark Fiber Loops and, therefore, will not be offered to RNK as Dark Fiber.

                              11.2.11.1.9 RNK shall be responsible for providing all transmission, terminating and regeneration equipment necessary to light and use Dark Fiber.

                              11.2.11.1.10 RNK may not resell Dark Fiber purchased pursuant to this Section to third parties; provided, however, that nothing in this subsection 11.2.11.1.10 shall be construed to prohibit RNK from using Dark Fiber to provide telecommunications services to Customers to the extent permitted by Applicable Law and this Amendment No.1.

                              11.2.11.1.11 In order for Verizon to continue to preserve the efficiency of its network, Verizon will limit RNK to leasing a maximum of twenty-five percent (25%) of the Dark Fiber in any given segment (a continuous strand of fiber(s) between two hard termination points without intermediate offices) of Verizon’s network during any two-year period. In addition, except as otherwise required by Applicable Law, Verizon may take any of the following actions, notwithstanding anything to the contrary in this Amendment No.1:

                              (a) Revoke Dark Fiber leased to RNK upon a showing of need to the Commission and twelve (12) months’ advance written notice to RNK; and

                              (b) Revoke Dark Fiber leased to RNK upon a showing to the Commission that RNK underutilized fiber (less than OC-12) within any twelve (12) month period.

                              (c) Verizon may reserve Dark Fiber for maintenance purposes, or to satisfy Customer orders for fiber related services or for reasonable future growth. Verizon reserves and shall not waive, Verizon’s right to claim before the Commission that Verizon should not have to fulfill a RNK order for Dark Fiber because that request would strand an unreasonable amount of fiber capacity, disrupt or degrade service to Customers or carriers other than RNK.

                              11.2.11.1.12 RNK may not reserve Dark Fiber.

                              11.2.11.1.13 RNK shall be solely responsible for: (a) determining whether or not the transmission characteristics of the Dark Fiber accommodate the requirements of RNK; (b) obtaining any Rights of Way, governmental or private property permit, easement or other authorization or approval required for access to the Dark Fiber; (c) installation of fiber optic transmission equipment needed to power the Dark Fiber to transmit Telecommunications Services traffic; (d) installation of a demarcation point in a building where a Customer is located; and (e) augmenting RNK’s collocation arrangements with any proper optical cross connects or other equipment that RNK needs to access Dark Fiber before it submits an order for such access.

                              11.2.11.2 Dark Fiber Interoffice Facilities (IOF).

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                              The Dark Fiber IOF UNE is defined as continuous fiber strand(s) that are located within a fiber optic cable sheath between either (a) two Verizon central offices or (b) a Verizon central office and a RNK central office but, in either case, without attached multiplexing, aggregation or other electronics. Dark Fiber IOF is available between the CLEC’s collocation arrangements within two Verizon Central Offices, or between the CLEC’s collocation arrangement in a Verizon Central Office and a CLEC CO/POP. To the extent applicable, the same terms and conditions regarding Dark Fiber Loop UNEs shall govern the Dark Fiber IOF UNE.

                              11.2.11.3. A Dark Fiber Inquiry Form must be submitted prior to submitting an ASR. Upon receipt of the CLEC’s completed Inquiry Form, Verizon will initiate a review of its cable records to determine whether dark fiber may be available between the locations and in the quantities specified, Verizon will respond within fifteen (15) business days from receipt of RNK’s request, indicating whether Unbundled Dark Fiber may be available based on the records search except that for voluminous requests or large, complex projects, Verizon reserves the right to negotiate a different interval.

                              11.2.11.4 RNK shall order Dark Fiber IOF and Dark Fiber Loop UNEs by sending to Verizon a separate ASR for each A to Z route.

                              11.2.11.5 Direct access to dark fiber loops, subloops, or IOF that terminates in a Verizon premise, must be accomplished via a collocation arrangement in that premise. In circumstances where collocation cannot be accomplished in the premises, the Parties agree to negotiate for possible alternative arrangements.

                    11.2.12 House and Riser.

                              11.2.12.1 Notwithstanding anything set forth in the Interconnection Amendment No.1, subject to the conditions set forth in Section 11.7 and upon request, Verizon shall provide to RNK access to a House and Riser Cable (as such term is hereinafter defined) in accordance with, and subject to, the terms and provisions of this Section 11.2.12 and the rates set forth in Exhibit A. A “House and Riser Cable” means a two-wire or four-wire metallic distribution facility in Verizon’s network between the minimum point of entry for a building where a premises of a Customer (as such term is hereinafter defined) is located (such a point, an “MPOE”) and the rate demarcation point for such facility (or network interface device (“NID”) if the NID is located at such rate demarcation point). Verizon shall provide access to a House and Riser Cable only if Verizon owns, operates, maintains and controls such facility and only where such facility is available. Verizon shall not reserve a House and Riser Cable for RNK. RNK may access a House and Riser Cable only at the MPOE for such cable. Notwithstanding anything else set forth in this Amendment No.1, Verizon shall provide RNK with access to House and Riser Cables in accordance with, but only to the extent required by, Applicable Law.

                              11.2.12.2 RNK must satisfy the following conditions before ordering access to a House and Riser Cable from Verizon:

                              (i) RNK shall locate their compatible terminal block within cross connect distance of the MPOE for such cable. A terminal block is within cross connect distance of an MPOE if it is located in the same room (not including a hallway) or within twelve (12) feet of such MPOE.

                              (ii) If suitable space is available, RNK shall install its terminal block no closer than fourteen (14) inches of the MPOE for such cable, unless otherwise agreed by the Parties.

                              (iii) RNK’s terminal block or equipment cannot be attached, otherwise affixed to Verizon’s facilities or equipment, cannot pass through or otherwise penetrate Verizon’s facilities or equipment and cannot be installed so that RNK’s terminal block or equipment is located in a space where Verizon plans to locate its facilities or equipment.

                              (iv) RNK shall identify its terminal block and equipment as a RNK facility.

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                              11.2.12.3 To provide RNK with access to a House and Riser Cable, Verizon shall not be obligated to (a) move any Verizon equipment, (b) secure any Right of Way for RNK, (c) secure space for RNK in any building, (d) secure access to any portion of a building for RNK or (e) reserve space in any building for RNK.

                              11.2.12.4 RNK must ensure that its terminal block has been tested for proper installation, numbering and operation before ordering from Verizon access to a House and Riser Cable. Verizon shall perform cutover of a Customer to RNK service by means of a House and Riser Cable subject to a negotiated interval. Verizon shall install a jumper cable to connect the appropriate Verizon House and Riser Cable pair to RNK’s termination block, and Verizon shall determine how to perform such installation. RNK shall coordinate with Verizon to ensure that House and Riser Cable facilities are converted to RNK in accordance with RNK’s order for such services.

                              11.2.12.5 If a RNK compatible connecting block or spare termination on RNK’s connection block is not available at the time of installation, Verizon shall bill RNK, and RNK shall pay to Verizon, the Not Ready Charge set forth in Exhibit A and the Parties shall establish a new cutover date. Verizon may install a new House and Riser Cable subject to the time and material charges set forth in Exhibit A.

                              11.2.12.6 Verizon shall perform all installation work on Verizon equipment. All RNK equipment connected to a House and Riser Cable shall comply with applicable industry standards.

                              11.2.12.7 Verizon shall repair and maintain a House and Riser Cable at the request of RNK and subject to the time and material rates set forth in Exhibit A. RNK shall be solely responsible for investigating and determining the source of all troubles and for providing Verizon with appropriate dispatch information based on its test results. Verizon shall repair a trouble only when the cause of the trouble is a Verizon House and Riser Cable. If (a) RNK reports to Verizon a Customer trouble, (b) RNK requests a dispatch, (c) Verizon dispatches a technician, and (d) such trouble was not caused by a Verizon House and Riser Cable in whole or in part, then RNK shall pay Verizon the charge set forth in Exhibit A for time associated with said dispatch. In addition, this charge also applies when the Customer contact as designated by RNK is not available at the appointed time. If as the result of RNK instructions, Verizon is erroneously requested to dispatch to a site on Verizon company premises (“dispatch in”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon. If as the result of RNK instructions, Verizon is erroneously requested to dispatch to a site outside of Verizon company premises (“dispatch out”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon.

                    11.2.13 Line Sharing.

                              11.2.13.1.1 ‘Line Sharing’ is an arrangement by which Verizon facilitates RNK’s provision of ADSL (in accordance with T1.413), Splitterless ADSL (in accordance with T1.419), RADSL (in accordance with TR # 59), Multiple Virtual Line (MVL (a proprietary technology)), or any other xDSL technology that is presumed to be acceptable for shared line deployment in accordance with FCC rules, to a particular Customer location over an existing copper Loop that is being used simultaneously by Verizon to provide analog circuit-switched voice grade service to that Customer by making available to RNK, solely for RNK’s own use, the frequency range above the voice band on the same copper Loop required by RNK to provide such services. This Section11.2.13 addresses Line Sharing over loops that are entirely copper loops.

                              11.2.13.1.2 In accordance with but only to the extent required by Applicable Law, Verizon shall provide Line Sharing to RNK for RNK’s provision of ADSL (in accordance with T1.413), Splitterless ADSL (in accordance with T1.419), RADSL (in accordance with TR # 59), MVL (a proprietary technology), or any other xDSL technology that is presumed to be acceptable for shared line deployment in accordance with FCC rules, on the terms and conditions set forth herein. In order for a Loop

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to be eligible for Line Sharing, the following conditions must be satisfied for the duration of the Line Sharing arrangement: (i) the Loop must consist of a copper loop compatible with an xDSL service that is presumed to be acceptable for shared-line deployment in accordance with FCC rules; (ii) Verizon must be providing simultaneous circuit-switched analog voice grade service to the Customer served by the Loop in question; (iii) the Verizon Customer’s dial tone must originate from a Verizon End Office Switch in the Wire Center where the Line Sharing arrangement is being requested; and (iv) the xDSL technology to be deployed by RNK on that Loop must not significantly degrade the performance of other services provided on that Loop.

                              11.2.13.1 Verizon shall make Line Sharing available to RNK at the rates set forth in Exhibit A. In addition to the recurring and nonrecurring charges shown in Exhibit A for Line Sharing itself, the following rates shown in Exhibit A and in Verizon’s applicable Tariffs are among those that may apply to a Line Sharing arrangement: (i) prequalification charges to determine whether a Loop is xDSL compatible (i.e., compatible with an xDSL service that is presumed to be acceptable for shared-line deployment in accordance with FCC rules); (ii) engineering query charges, engineering work order charges, or Loop conditioning (Digital Designed Loop) charges; (iii) charges associated with Collocation activities requested by RNK and not covered by Exhibit A; and (iv) misdirected dispatch charges, charges for installation or repair, manual intervention surcharges, and trouble isolation charges.

                              11.2.13.2 The following ordering procedures shall apply to Line Sharing:

                              (i) To determine whether a Loop qualifies for Line Sharing, the Loop must first be prequalified to determine if it is xDSL compatible. RNK must utilize the mechanized and manual Loop qualification processes described in the terms applicable to Digital Designed Loops, as referenced in paragraph (v) below, to make this determination.

                              (ii) RNK shall place orders for Line Sharing by delivering to Verizon a valid electronic transmittal service order or other mutually agreed upon type of service order. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties.

                              (iii) If the Loop is prequalified by RNK through the Loop prequalification database, and if a positive response is received and followed by receipt of RNK’s valid, accurate and pre-qualified service order for Line Sharing, Verizon will return an LSR within twenty-four (24) hours (weekends and holidays excluded) for LSRs with less than six (6) loops and within 72 hours (weekends and holidays excluded) for LSRs with six (6) or more loops.

                              (iv) If the Loop requires qualification manually or through an Engineering Query, three (3) additional business days will be generally be required to obtain Loop qualification results before a FOC can be returned following receipt of RNK’s valid, accurate request. Verizon may require additional time to complete the Engineering Query where there are poor record conditions, spikes in demand, or other unforeseen events.

                              (v) If conditioning is required to make a Loop capable of supporting Line Sharing and RNK orders such conditioning, then Verizon shall provide such conditioning in accordance with the terms of this Amendment No.1 pertaining to Digital Designed Loops; or if this Amendment No.1 does not contain provisions pertaining to Digital Designed Loops, then in accordance with Verizon’s generally available rates, terms and conditions applicable to Digital Design Loops provided, however, that Verizon shall not be obligated to provide Loop conditioning if Verizon establishes that such conditioning is likely to degrade significantly the voice-grade service being provided to Verizon’s Customers over such Loops.

                              (vi) The standard Loop provisioning and installation process will be initiated for the Line Sharing arrangement only once the requested engineering and conditioning tasks have been completed on the Loop. Scheduling changes and charges associated with order cancellations after

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conditioning work has been initiated are addressed in the terms pertaining to Digital Designed Loops, as referenced in paragraph (v) above. The provisioning interval for the Line Sharing arrangement initially shall be the standard interval of six (6) business days applicable to 2W ADSL Loops. Where Applicable Law has ordered shorter intervals, the shortened intervals will apply in the event that a dispatch is not required, where conditioning work is not necessary and where facility modifications are not required. In no event shall the Line Sharing interval applied to RNK be longer than the interval applied to any Affiliate of Verizon. Line Sharing arrangements that require pair swaps or line and station transfers in order to free up facilities will have a provisioning interval of no less than six (6) Business Days.

                              (vii) RNK must provide all required Collocation, CFA, Special Bill Number (“SBN”) and NC/NCI information when a Line Sharing Arrangement is ordered. Collocation augments required, either at the Point of Termination Bay (“POT”) Bay, Collocation node, or for splitter placement must be ordered using standard collocation applications and procedures, unless otherwise agreed to by the parties or specified in this Amendment No.1.

                              (viii) The Parties recognize that Line Sharing is an offering that requires both Parties to make reasonable efforts to coordinate their respective roles in the roll out of Line Sharing in order to minimize provisioning problems and facility issues. RNK will provide reasonable, timely, and accurate forecasts of its Line Sharing requirements, including splitter placement elections and ordering preferences. These forecasts are in addition to projections provided for other stand-alone unbundled Loop types.

                              11.2.13.3 To the extent required by Applicable Law, RNK shall provide Verizon with information regarding the type of xDSL technology that it deploys on each shared Loop. Where any proposed change in technology is planned on a shared Loop, RNK must provide this information to Verizon in order for Verizon to update Loop records and anticipate effects that the change may have on the voice grade service and other Loops in the same or adjacent binder groups. As described more fully in Verizon Technical Reference 72575, the xDSL technology used by RNK for Line Share Arrangements shall operate within the Power Spectral Density (PSD) limits set forth in T1.413-1998 (ADSL), T1.419-2000 (Splitterless ADSL), or TR59-1999 (RADSL), and MVL (a proprietary technology) shall operate within the 0 to 4 kHz PSD limits of T1.413-1998 and within the transmit PSD limits of T1.601-1998 for frequencies above 4 kHz, provided that the MVL PSD associated with audible frequencies above 4 kHz shall be sufficiently attenuated to preclude significantly degrading voice services. RNK’s deployment of additional Advanced Services shall be subject to the applicable FCC rules.

                              11.2.13.4 RNK may only access the high frequency portion of a Loop in a Line Sharing arrangement through an established Collocation arrangement at the Verizon Serving Wire Center that contains the End Office Switch through which voice grade service is provided to Verizon’s Customer. RNK is responsible for providing a splitter at that Wire Center that complies with ANSI specification T1.413 which employs Direct Current (“DC”) blocking capacitors or equivalent technology to assist in isolating high bandwidth trouble resolution and maintenance to the high frequency portion of the frequency spectrum, and is designed so that the analog voice “dial tone” stays active when the splitter card is removed for testing or maintenance through one of the splitter options described below. RNK is also responsible for providing its own Digital Subscriber Line Access Multiplexer (“DSLAM”) equipment in the Collocation arrangement and any necessary CPE for the xDSL service it intends to provide (including CPE splitters, filters and/or other equipment necessary for the end user to receive separate voice and data services across the shared Loop). Two splitter configurations are available. In both configurations, the splitter must be provided by RNK and must satisfy the same NEBS requirements that Verizon imposes on its own splitter equipment or the splitter equipment of any Verizon affiliate. RNK must designate which splitter option it is choosing on the Collocation application or augment. Regardless of the option selected, the splitter arrangements must be installed before RNK submits an order for Line Sharing.

                    Splitter Option 1: Splitter in RNK Collocation Area

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                              In this configuration, the RNK-provided splitter (ANSI T1.413 or MVL compliant) is provided, installed and maintained by RNK in its own Collocation space within the Customer’s serving End Office. The Verizon-provided dial tone is routed through the splitter in the RNK Collocation area. Any rearrangements will be the responsibility of RNK.

                    Splitter Option 2: Splitter in Verizon Area

                              In this configuration, Verizon inventories and maintains a RNK-provided splitter (ANSI T1.413 or MVL compliant) in Verizon space within the Customer’s serving End Office. The splitters will be installed shelf-at-a-time. In those serving End Offices where Verizon has employed the use of a POT Bay, the splitter will be installed (mounted) in a relay rack between the POT Bay and the MDF. The demarcation point is at the splitter end of the cable connecting RNK Collocation and the splitter At RNK’s option, installation of the splitter may be performed by Verizon or by a Verizon-approved vendor designated by RNK.

                              In those serving End Offices where Verizon does not employ the use of a POT Bay, RNK provided splitter will be located via a virtual-LIKE collocation arrangement, to which RNK does not have access. RNK shall receive its DSL traffic via tie cables running from the MDF to the splitter and from the splitter to RNK’s collocation arrangement. The demarcation point is the connection to the DSLAM from the splitter. The installation of the splitter shelf will be performed by Verizon or by a Verizon -approved vendor.

                              In either scenario, Verizon will control the splitter and will direct any required activity. Where a POT Bay is deployed, Verizon will also perform all POT Bay work required in this configuration. Verizon will provide a splitter inventory to RNK upon completion of the required augment.

                              (i) Where a new splitter is to be installed as part of an initial Collocation implementation, the splitter installation may be ordered as part of the initial Collocation application. Associated Collocation charges (application and engineering fees) apply. RNK must submit a new Collocation application, with the application fee, to Verizon detailing its request. Standard Collocation intervals will apply (unless Applicable Law requires otherwise).

                              (ii) Where a new splitter is to be installed as part of an existing Collocation arrangement, or where the existing Collocation arrangement is to be augmented (e.g., with additional terminations at the POT Bay or CLEC’s collocation arrangement to support Line Sharing), the splitter installation or augment may be ordered via an application for Collocation augment. Associated Collocation charges (application and engineering fees) apply. RNK must submit the application for Collocation augment, with the application fee, to Verizon. Unless a longer interval is stated in Verizon’s applicable Tariff, an interval of seventy-six (76) business days shall apply.

                              11.2.13.5 RNK will have the following options for testing shared Loops:

                                        In serving End Offices where a POT Bay has been employed for use the following options shall be available to RNK

                                        11.2.13.5.1 Under Splitter Option 1, RNK may conduct its own physical tests of the shared Loop from RNK’s collocation area. If it chooses to do so, RNK may supply and install a test head to facilitate such physical tests, provided that: (i) the test head satisfies the same NEBS requirements that Verizon imposes on its own test head equipment or the test head equipment of any Verizon affiliate; and (ii) the test head does not interrupt the voice circuit to any greater degree than a conventional Mechanized Loop Test (“MLT”) test. Specifically, the RNK-provided test equipment may not interrupt an in-progress voice connection and must automatically restore any circuits tested in intervals comparable to MLT. This optional RNK-provided test head would be installed between the “line” port of the splitter and the POT bay in order to conduct remote physical tests of the shared loop.

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                                        11.2.13.5.2 Under Splitter Option 2, either Verizon or a Verizon-approved vendor selected by RNK may install a RNK-provided test head to enable RNK to conduct remote physical tests of the shared Loop. This optional RNK-provided test head may be installed at a point between the “line” port of the splitter and the Verizon-provided test head that is used by Verizon to conduct its own Loop testing. The RNK-provided test head must satisfy the same NEBS requirements that Verizon imposes on its own test head equipment or the test head equipment of any Verizon affiliate, and may not interrupt the voice circuit to any greater degree than a conventional MLT test. Specifically, the RNK-provided test equipment may not interrupt an in-progress voice connection and must automatically restore any circuits tested in intervals comparable to MLT. Verizon will inventory, control and maintain the RNK-provided test head, and will direct all required activity.

                                        11.2.13.5.3 Under either Splitter Option, if Verizon has installed its own test head, Verizon will conduct tests of the shared Loop using a Verizon-provided test head, and, upon request, will provide these test results to RNK during normal trouble isolation procedures in accordance with reasonable procedures.

                                        11.2.13.5.4 Under either Splitter Option, Verizon will make MLT access available to RNK via RETAS after the service order has been completed. RNK will utilize the circuit number to initiate a test.

                                        11.2.13.5.4.1 In those serving End Offices where Verizon has not employed a POT Bay for use, RNK will not be permitted to supply its own test head; Verizon will make its testing system available to RNK through use of the on-line computer interface test system at www.gte.com/wise. This system is available 24 hours, 7 days a week.

                                        11.2.13.5.5 The Parties will continue to work cooperatively on testing procedures. To this end, in situations where RNK has attempted to use one or more of the foregoing testing options but is still unable to resolve the error or trouble on the shared Loop, Verizon and RNK will each dispatch a technician to an agreed-upon point to conduct a joint meet test to identify and resolve the error or trouble. Verizon may assess a charge for a misdirected dispatch only if the error or trouble is determined to be one that RNK should reasonably have been able to isolate and diagnose through one of the testing options available to RNK above. The Parties will mutually agree upon the specific procedures for conducting joint meet tests.

                                        11.2.13.6 Verizon and RNK each have a joint responsibility to educate its Customer regarding which service provider should be called for problems with their respective voice or Advanced Service offerings. Verizon will retain primary responsibility for voice band trouble tickets, including repairing analog voice grade services and the physical line between the NID at the Customer premise and the point of demarcation in the central office. RNK will be responsible for repairing advanced data services it offers over the Line Sharing arrangement. Each Party will be responsible for maintaining its own equipment. Before either Party initiates any activity on a new shared Loop that may cause a disruption of the voice or data service of the other Party’s Customer, that Party shall first make a good faith effort to notify the other Party of the possibility of a service disruption. Verizon and RNK will work together to address Customer initiated repair requests and to prevent adverse impacts to the Customer.

                                        11.2.13.6.1 When Verizon provides Inside Wire maintenance services to the Customer, Verizon will only be responsible for testing and repairing the Inside Wire for voice-grade services. Verizon will not test, dispatch a technician, repair, or upgrade Inside Wire to clear trouble calls associated with RNK’s Advanced Services. Verizon will not repair any CPE equipment provided by RNK. Before a trouble ticket is issued to Verizon, RNK shall validate whether the Verizon Customer is experiencing a trouble that arises from RNK’s Advanced Service. If the problem reported is isolated to the analog voice-grade service provided by Verizon, a trouble ticket may be issued to Verizon.

                                        11.2.13.6.2 In the case of a trouble reported by the Customer on its voice-grade service, if Verizon determines the reported trouble arises from RNK’s Advanced Services equipment, splitter problems, or RNK’s activities, Verizon will:

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a)	Notify RNK and request that RNK immediately test the trouble on RNK’s Advanced Service.

b)

If the Customer’s voice grade service is so degraded that the Customer cannot originate or receive voice grade calls, and RNK has not cleared its trouble within a reasonable time frame, Verizon may take unilateral steps to temporarily restore the Customer’s voice grade service if Verizon determines in good faith that the cause of the voice interruption is RNK’s data service.

c)

Upon completion of steps (a) and (b) above, Verizon may temporarily remove the RNK-provided splitter from the Customer’s Loop and switch port if Verizon determines in good faith that the cause of the voice interruption is RNK’s data service.

d)	Upon notification from RNK that the malfunction in RNK’s Advanced Service has been cleared, Verizon will restore RNK’s Advanced Service by restoring the splitter on the Customer’s Loop.

e)

Upon completion of the above steps, RNK will be charged a Trouble Isolation Charge (“TIC”) to recover Verizon’s costs of isolating and temporarily removing the malfunctioning Advanced Service from the Customer’s line if the cause of the voice interruption was RNK’s data service.

f)

Verizon shall not be liable for damages of any kind for temporary disruptions to RNK’s data service that are the result of the above steps taken in good faith to restore the end user’s voice-grade POTS service, and the indemnification provisions set forth in the Terms shall control in such instances.

                    11.2.14 Line Splitting

                              CLECs may provide integrated voice and data services over the same Loop by engaging in “line splitting” as set forth in paragraph 18 of the FCC’s Line Sharing Reconsideration Order (CC Docket Nos. 98-147, 96-98), released January 19, 2001. Any line splitting between two CLECs shall be accomplished by prior negotiated arrangement between those CLECs. To achieve a line splitting capability, CLECs may utilize existing supporting OSS to order and combine in a line splitting configuration an unbundled xDSL capable Loop terminated to a collocated splitter and DSLAM equipment provided by a participating CLEC, unbundled switching combined with shared transport, collocator-to-collocator connections, and available cross-connects, under the terms and conditions set forth in their Interconnection Agreement(s). The participating CLECs shall provide any splitters used in a line splitting configuration. CLECs seeking to migrate existing UNE platform configurations to a line splitting configuration using the same unbundled elements utilized in the pre-existing platform arrangement may do so consistent with such implementation schedules, terms, conditions and guidelines as are agreed upon for such migrations in the ongoing DSL Collaborative in the State of New York, NY PSC Case 00-C-0127, allowing for local jurisdictional and OSS differences.

                    11.3 Network Interface Device

                    11.3.1 Subject to the conditions set forth in Section 11.7 and at RNK’s request, Verizon shall permit RNK to connect a RNK Loop to the Inside Wiring of a Customer through the use of a Verizon NID in the manner set forth in this Section 11.3. Verizon shall provide RNK with access to NIDs in accordance with, but only to the extent required by, Applicable Law. RNK may access a Verizon NID either by means of a Cross Connection (but only if the use of such Cross Connection is technically feasible) from an adjoining RNK network interface device deployed by RNK or, if an entrance module is available in the Verizon NID, by connecting a RNK Loop to the Verizon NID. In all cases, Verizon shall perform this Cross Connection. When necessary, Verizon will rearrange its facilities to provide access to an

17

existing Customer’s Inside Wire. An entrance module is available only if facilities are not connected to it. The Customer shall be responsible for resolving any conflicts between service providers for access to the Customer’s premises and Inside Wire.

                    11.3.2 In no case shall RNK access, remove, disconnect or in any other way rearrange Verizon’s Loop facilities from Verizon’s NIDs, enclosures, or protectors.

                    11.3.3 In no case shall RNK access, remove, disconnect or in any other way rearrange a Customer’s Inside Wire from Verizon’s NIDs, enclosures, or protectors where such Customer Inside Wire is used in the provision of ongoing Telecommunications Service to that Customer.

                    11.3.4 In no case shall RNK remove or disconnect ground wires from Verizon’s NIDs, enclosures, or protectors.

                    11.3.5 In no case shall RNK remove or disconnect NID modules, protectors, or terminals from Verizon’s NID enclosures.

                    11.3.6 Maintenance and control of premises Inside Wiring is the responsibility of the Customer. Any conflicts between service providers for access to the Customer’s Inside Wire must be resolved by the person who controls use of the wire (e.g., the Customer.)

                    11.3.7 When RNK is connecting a RNK-provided Loop to the Inside Wiring of a Customer’s premises through the Customer’s side of the Verizon NID, RNK does not need to submit a request to Verizon and Verizon shall not charge RNK for access to the Verizon NID. In such instances, RNK shall comply with the provisions of Sections 11.3.2 through 11.3.6 of this Amendment No.1 and shall access the Customer’s Inside Wire in the manner set forth in Section 11.3.7.1 of this Amendment No.1.

                              11.3.7.1 Due to the wide variety of NIDs utilized by Verizon (based on Customer size and environmental considerations), RNK may access the Customer’s Inside Wire, acting as the agent of the Customer by any of the following means:

                                        (a) Where an adequate length of Inside Wire is not present or environmental conditions do not permit, RNK may enter the Customer side of the Verizon NID enclosure for the purpose of removing the Inside Wire from the terminals of Verizon’s NID and connecting a connectorized or spliced jumper wire from a suitable “punch out” hole of such NID enclosure to the Inside Wire within the space of the Customer side of the Verizon NID. Such connection shall be electrically insulated and shall not make any contact with the connection points or terminals within the Customer side of the Verizon NID.

                                        (b) RNK may request Verizon to make other rearrangements to the Inside Wire terminations or terminal enclosure on a time and materials cost basis to be charged to the requesting party (i.e. RNK, its agent, the building owner or the Customer). If RNK accesses the Customer’s Inside Wire as described in this Section 11.3.7.1(b), time and materials charges will be billed to the requesting party (i.e. RNK, its agent, the building owner or the Customer).

                    11.4 Unbundled Switching Elements

          Subject to the conditions set forth in Section 11.7, Verizon shall make available to RNK the local Switching Element and Tandem Switching Element unbundled from transport, local Loop transmission, or other services in accordance with this Amendment No.1. Verizon shall provide RNK with access to the Local Switching Element and the Tandem Switching Element in accordance with, but only to the extent required by, Applicable Law.

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                    11.4.1 Local Switching

                              11.4.1.1 The unbundled local Switching Elements include line side and trunk side facilities (e.g. line and trunk side Ports such as analog and ISDN line side Ports and DS1 trunk side Ports) plus the features, functions, and capabilities of the switch. It consists of the line-side Port (including connection between a Loop termination and a switch line card, telephone number assignment, basic intercept, one primary directory listing, presubscription, and access to 911, operator services, and directory assistance), line and line group features (including all vertical features and line blocking options that the switch and its associated deployed switch software is capable of providing and are currently offered to Verizon’s local exchange Customers), usage (including the connection of lines to lines, lines to trunks, trunks to lines, and trunks to trunks), and trunk features (including the connection between the trunk termination and a trunk card).

                              11.4.1.2 Verizon shall offer, as an optional chargeable feature, usage tapes.

                              11.4.1.3 RNK may request activation or deactivation of features on a per-port basis at any time, and shall compensate Verizon for the non-recurring charges associated with processing the order. RNK may submit a Bona Fide Request for other switch features and functions that the switch is capable of providing, but which Verizon does not currently provide, or for customized routing of traffic other than operator services and/or directory assistance traffic. Verizon shall develop and provide these requested services where technically feasible with the agreement of RNK to pay the recurring and non-recurring costs of developing, installing, updating, providing and maintaining these services.

                              11.4.1.4 Network Design Request (“NDR”)

                                            11.4.1.4..1 Prior to submitting any order for unbundled Local Switching (as an UNE or in combination with other UNEs), RNK shall complete the NDR process. As part of the NDR process, RNK shall request standardized or customized routing of its Customer traffic in conjunction with the provision of unbundled Local Switching.

                                            11.4.1.4.2 If RNK selects customized routing, RNK shall define the routing plan and Verizon shall implement such plan, subject to technical feasibility constraints. Time and Material Charges may apply.

                              11.4.2 Tandem Switching

                                        The unbundled Tandem Switching Element includes trunk-connect facilities, the basic switching function of connecting trunks to trunks, and the functions that are centralized in Tandem Switches. Unbundled Tandem switching creates a temporary transmission path between interoffice trunks that are interconnected at a Verizon access Tandem for the purpose of routing a call or calls.

                    11.5 Unbundled InterOffice Facilities

          Subject to Section 11.7, where facilities are available, at RNK’s request, Verizon shall provide RNK with interoffice transmission facilities (“IOF”) unbundled from other Network Elements in accordance with but only to the extent required by Applicable Law, at the rates set forth in Exhibit A and in Verizon’s applicable Tariffs, if any, as amended from time to time and in accordance with the Terms; provided, however, that Verizon shall offer unbundled shared IOF only to the extent that RNK also purchases unbundled local switching capability from Verizon in accordance with Section 11.4 of this Amendment No.1.

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                    11.6 Operations Support Systems

          Subject to the conditions set forth in Section 11.7 below, Verizon shall provide RNK with access via electronic interfaces to databases required for pre-ordering, ordering, provisioning, maintenance and repair, and billing. All such transactions shall be submitted by RNK through such electronic interfaces.

                    11.7 Limitations on Unbundled Access

                    11.7.1 Notwithstanding anything else set forth in this Amendment No.1:

                              (a) To the extent that Verizon is required by a change in Applicable Law to provide a Network Element on an unbundled basis to RNK, the terms, conditions and prices for such Network Element (including, but not limited to, the terms and conditions defining the Network Element and stating when and where the Network Element will be available and how it will be used, and terms, conditions and prices for pre-ordering, ordering, provisioning, repair, maintenance and billing) shall be as provided in an applicable Tariff of Verizon, or, in the absence of an applicable Verizon Tariff, as mutually agreed to by the Parties.

                              (b) Verizon shall not provide RNK, and RNK shall not request from Verizon, access to a proprietary advanced intelligent network service.

                    11.7.2 Without limiting Verizon’s rights pursuant to Applicable Law or any other section of this Amendment No.1 to terminate its provision of a Network Element or a Combination, if Verizon provides a Network Element or Combination to RNK, and the Commission, the FCC, a court or other governmental body of appropriate jurisdiction determines that Verizon is not required by Applicable Law to provide such Network Element or Combination, Verizon may terminate its provision of such Network Element or Combination to RNK in a manner consistent with Applicable Law. If Verizon terminates its provision of a Network Element or a Combination to RNK pursuant to this Section 11.7.2 and RNK elects to purchase other services offered by Verizon in place of such Network Element or Combination, then: (a) Verizon shall reasonably cooperate with RNK to coordinate the termination of such Network Element or Combination and the installation of such services to minimize the interruption of service to customers of RNK; and, (b) RNK shall pay all applicable charges for such services, including, but not limited to, all applicable installation charges.

                    11.7.3 Nothing contained in this Amendment No.1 shall be deemed to constitute an agreement by Verizon that any item identified in this Amendment No.1 as a Network Element is (i) a Network Element under Applicable Law, or (ii) a Network Element Verizon is required by Applicable Law to provide to RNK on an unbundled basis.

                    11.7.4 Except as otherwise required by Applicable Law: (a) Verizon shall be obligated to provide a UNE or Combination pursuant to this Amendment No.1 only to the extent such UNE or Combination, and the equipment and facilities necessary to provide such UNE or Combination, are available in Verizon’s network; (b) Verizon shall have no obligation to construct or deploy new facilities or equipment to offer any UNE or Combination; and, (c) Verizon shall not be obligated to combine UNEs that are not already combined in Verizon’s network. RNK shall not directly or through a third party (e.g., RNK’s Customer) order Telecommunications Services from Verizon in order to impose on Verizon an obligation to provide a UNE or a Combination that Verizon would not otherwise have an obligation to provide. For example, RNK shall not order Telecommunications Services or advise its Customer to order Telecommunications Services where existing UNEs or Combination desired by RNK are not available in order to permit RNK to subsequently convert the Telecommunications Services to the UNEs or Combinations desired by RNK.

                    11.7.5 Except as otherwise expressly stated, or required by Applicable Law, RNK shall access Verizon’s unbundled Network Elements specifically identified in this Amendment No.1 via Collocation in accordance with the Terms at the Verizon Wire Center or other Verizon premise where those

20

elements exist, and each Loop or Port shall, in the case of Collocation, be delivered to RNK’s Collocation node by means of a Cross Connection.

                    11.7.6 Verizon shall provide RNK access to its Loops at each of Verizon’s Wire Centers for Loops terminating in that Wire Center. In addition, if RNK orders one or more Loops provisioned via Integrated Digital Loop Carrier or Remote Switching technology deployed as a Loop concentrator, Verizon shall, where available, move the requested Loop(s) to a spare physical Loop, if one is existing and available, at no additional charge to RNK. If, however, no spare physical Loop is available, Verizon shall within three (3) Business days of RNK’s request notify RNK of the lack of available facilities. RNK may then at its discretion make a Network Element Bona Fide Request to Verizon to provide the unbundled Local Loop through the demultiplexing of the integrated digitized Loop(s). RNK may also make a Network Element Bona Fide Request for access to Unbundled Local Loops at the Loop concentration site point. Notwithstanding anything to the contrary in this Amendment No.1, standard provisioning intervals shall not apply to Loops provided under this Section.

                    11.7.7 If as the result of RNK Customer actions (i.e., Customer Not Ready (“CNR”)), Verizon cannot complete requested work activity when a technician has been dispatched to the RNK Customer premises, RNK will be assessed a non-recurring charge associated with this visit. This charge will be the sum of the applicable Service Order charge specified in Exhibit A and the Premises Visit Charge as specified in Verizon’s applicable retail or Wholesale Tariff.

                    11.7.8 RNK may use a UNE or Combination only for those purposes for which Verizon is required by Applicable Law to provide such UNE or Combination to RNK. Without limiting the foregoing, RNK may use a UNE or Combination (a) only to provide a Telecommunications Service and (b) to provide Exchange Access services only to the extent that Verizon is required by Applicable Law to provide such UNE or Combination to RNK in order to allow RNK to provide such Exchange Access services.

                    11.8 Availability of Other Network Elements on an Unbundled Basis

                    11.8.1 Verizon shall, upon request of RNK, and to the extent required by Applicable Law, provide to RNK access to its Network Elements on an unbundled basis for the provision of RNK’s Telecommunications Service. Any request by RNK for access to a Verizon Network Element that is not already specifically referred to in this Amendment No.1 shall be treated as a Network Element Bona Fide Request. RNK shall provide Verizon access to its Network Elements as mutually agreed by the Parties or as required by Applicable Law.

                    11.8.2 A Network Element obtained by one Party from the other Party under this Section 11.8 may be used in combination with the facilities of the requesting Party only to provide a Telecommunications Service.

                    11.8.3 Notwithstanding anything to the contrary in this Section 11.8, a Party shall not be required to provide a proprietary Network Element to the other Party under this Section 11.8 except to the extent required by Applicable Law.

                    11.9 Conversion of Live Telephone Exchange Service to Analog 2W Loops

          The following coordination procedures shall apply to “live” cutovers of Verizon Customers who are converting their Telephone Exchange Services to RNK Telephone Exchange Services provisioned over Analog 2W unbundled Local Loops (“Analog 2W Loops”) to be provided by Verizon to RNK.

                    11.9.1 Coordinated cutover charges shall apply to conversions of live Telephone Exchange Services to Analog 2W Loops. When an outside dispatch is required to perform a

21

conversion, additional charges may apply. If RNK does not request a coordinated cutover, Verizon will process RNK’s order as a new installation subject to applicable standard provisioning intervals.

                    11.9.2 RNK shall request Analog 2W Loop(s) for coordinated cutover from Verizon by delivering to Verizon a valid electronic Local Service Request (“LSR”). Verizon agrees to accept from RNK the date and time for the conversion designated on the LSR (“Scheduled Conversion Time”), provided that such designation is within the regularly scheduled operating hours of the Verizon Regional CLEC Control Center (“RCCC”) and subject to the availability of Verizon’s work force. In the event that Verizon’s work force is not available, RNK and Verizon shall mutually agree on a New Conversion Time, as defined below. RNK shall designate the Scheduled Conversion Time subject to Verizon standard provisioning intervals as stated in the Verizon CLEC Handbook, as may be revised from time to time. Within three (3) business days of Verizon’s receipt of such valid LSR, or as otherwise required by Applicable Law, Verizon shall provide RNK the scheduled due date for conversion of the Analog 2W Loops covered by such LSR.

                    11.9.3 RNK shall provide dial tone at the RNK Collocation site at least forty-eight (48) hours prior to the Scheduled Conversion Time.

                    11.9.4 Either Party may contact the other Party to negotiate a new Scheduled Conversion Time (the “New Conversion Time”); provided, however, that each Party shall use commercially reasonable efforts to provide four (4) business hours’ advance notice to the other Party of its request for a New Conversion Time. Any Scheduled Conversion Time or New Conversion Time may not be rescheduled more than one (1) time in a business day, and any two New Conversion Times for a particular Analog 2W Loop shall differ by at least eight (8) hours, unless otherwise agreed to by the Parties.

                              11.9.4.1 If the New Conversion Time is more than one (1) business hour from the original Scheduled Conversion Time or from the previous New Conversion Time, the Party requesting such New Conversion Time shall be subject to the following:

(i) If Verizon requests to reschedule outside of the one (1) hour time frame above, the Analog 2W Loop Service Order Charge for the original Scheduled Conversion Time or the previous New Conversion Time shall be waived upon request from RNK; and

          (ii) If RNK requests to reschedule outside the one (1) hour time frame above, RNK shall be charged an additional Analog 2W Loop Service Order Charge for rescheduling the conversion to the New Conversion Time.

                    11.9.5 If RNK is not ready to accept service at the Scheduled Conversion Time or at a New Conversion Time, as applicable, an additional Service Order Charge shall apply. If Verizon is not available or ready to perform the conversion within thirty (30) minutes of the Scheduled Conversion Time or New Conversion Time, as applicable, Verizon and RNK will reschedule and, upon request from RNK, Verizon will waive the Analog 2W Loop Service Order Charge for the original Scheduled Conversion Time.

                    11.9.6 The standard time interval expected from disconnection of a live Telephone Exchange Service to the connection of the Analog 2W Loop to RNK is fifteen (15) minutes per Analog 2W Loop for all orders consisting of twenty (20) Analog 2W Loops or less. Orders involving more than twenty (20) Loops will require a negotiated interval.

                    11.9.7 Conversions involving LNP will be completed according to North American Numbering Council (“NANC”) standards, via the regional Number Portability Administration Center (“NPAC”).

                    11.9.8 If RNK requires Analog 2W Loop conversions outside of the regularly scheduled Verizon RCCC operating hours, such conversions shall be separately negotiated. Additional

22

charges (e.g. overtime labor charges) may apply for desired dates and times outside of regularly scheduled RCCC operating hours.

                    11.10 Maintenance of Unbundled Network Elements

          If (a) RNK reports to Verizon a Customer trouble, (b) RNK requests a dispatch, (c) Verizon dispatches a technician, and (d) such trouble was not caused by Verizon facilities or equipment in whole or in part, then RNK shall pay Verizon the charge set forth in Exhibit A for time associated with said dispatch. In addition, this charge also applies when the Customer contact as designated by RNK is not available at the appointed time. RNK accepts responsibility for initial trouble isolation and providing Verizon with appropriate dispatch information based on its test results. If as the result of RNK instructions, Verizon is erroneously requested to dispatch to a site on Verizon company premises (“dispatch in”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon. If as the result of RNK instructions, Verizon is erroneously requested to dispatch to a site outside of Verizon company premises (“dispatch out”), a charge set forth in Exhibit A will be assessed per occurrence to RNK by Verizon. Verizon agrees to respond to RNK trouble reports on a non-discriminatory basis consistent with the manner in which it provides service to its own retail Customers or to any other similarly situated Telecommunications Carrier.

          11.11 Rates

          Verizon shall charge, and RNK shall pay, the non-recurring and monthly recurring rates for Network Elements set forth in Exhibit A of this Amendment No.1. If the Commission adopts permanent rates consistent with the requirements of the FCC Regulations (to the extent it has not already done so), then such permanent rates shall be applied in the manner described in Exhibit A.

          11.12 Combinations

Subject to the conditions set forth in Section 11.7, Verizon shall be obligated to provide a combination of Network Elements (a “Combination”) only to the extent provision of such Combination is required by Applicable Law. To the extent Verizon is required by Applicable Law to provide a Combination to RNK, Verizon shall provide such Combination in accordance with, and subject to, requirements established by Verizon that are consistent with Applicable Law (such requirements, the “Combo Requirements”). Verizon shall make the Combo Requirements publicly available in an electronic form.

23

EXHIBIT A TO ATTACHMENT 1

INTRODUCTION TO RHODE ISLAND PRICING SCHEDULE

          Unless otherwise agreed to by the Parties, Exhibit A contains rates the Parties shall charge on a reciprocal basis for the specific services identified herein.

          Except as otherwise provided for in this Agreement, when the Commission approves actual rates in Rhode Island PUC Case No. 2681, those rates shall apply to any network element or service provided by Verizon to RNK under this Agreement.

          If the Commission approves additional or different rates and/or rate structures at a later time, unless otherwise agreed to by the Parties herein, the rates and/or rate structures established by the Commission at a later time shall become the rates and/or rate structures established herein. The Parties agree that those rates and/or rate structures shall be applied prospectively only.

EXHIBIT A TO ATTACHMENT 1

VERIZON RHODE ISLAND and RNK
PRICING SCHEDULE 12

UNBUNDLED NETWORK ELEMENTS

1.	Time & materials
	Facilities Mgt. Ctr- Planning per Labor rate/hr	$55.76
	Facilities Mgt. Ctr- Planning – Expedite per Labor rate/hr	$74.47
	Facilities Mgt. Ctr- Design per Labor rate/hr	$55.76
	Facilities Mgt. Ctr- Design – Expedite per Labor rate/hr	$74.47

	OSP Operations/Splicing- Labor rate/hr	$48.73
	OSP Operations/Splicing- Expedite- Labor rate/hr	$67.45

	CO Frame – Labor rate/hr	$47.89
	CO Frame – Expedite-Labor rate/hr	$63.53

2.	Misdirected Trouble Dispatches (charge per occasion)
	Dispatch IN (to Central Office)	$47.43
	Dispatch IN (EXPEDITE)	$63.56
	Dispatch OUT (to Customer Premise)	$71.43
	Dispatch OUT (EXPEDITE)	$95.80
3.	TC Not Ready (Per Occasion)	$25.88

[1]          All rates and/or rate structures set forth herein, that are marked with an asterisk (‘*’), as applied to wholesale discount of retail Telecommunications Services, unbundled Network Elements or call transport and/or termination of Reciprocal Compensation Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, shall be interim rates and/or rate structures. These interim rates and/or rate structures shall be replaced on a prospective basis by such permanent rates and/or rate structures (applicable to wholesale discount of retail Telecommunications Services, unbundled Network Elements or call transport and/or termination of Reciprocal Compensation Traffic purchased for the provision of Telephone Exchange Service or Exchange Access) as may be approved by the Commission and if appealed as may be ordered at the conclusion of such appeal.

[2]          It is Verizon’s position that Verizon’s proposed UNEs, UNE combinations, and UNE pricing methodology reflect the FCC's current rules. Verizon does not agree that UNE prices must be based solely on forward-looking costs, and Verizon reserves the right to seek to change its UNE offerings and UNE prices if the FCC’s rules are vacated or modified by the FCC or by a final, non-appealable judicial decision.

EXHIBIT A TO ATTACHMENT 1

I. Unbundled Database Access

a.	800/888 Database

Reciprocal Compensation: 800 Database (refer to I above)
(charged to originating Party).

800 Database query: $0.00097 per query

b.	LIDB

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

LIDB Access: SCP Query	$0.00124 Per Query	Not Applicable
LIDB Record Management		Not Applicable
Record Charge (During 5 Year Recovery Period)	$0.034600* Per Record/Month	Not Applicable
Record Charge (Beyond 5 Year Recovery Period)	$0.002300* Per Record/Month	Not Applicable
LIDB Database Load Charge		Not Applicable
<= 10,000 Records	$38.47* Per Hour	Not Applicable
> 10,000 Records	$158.57* Per Hour	Not Applicable

EXHIBIT A TO ATTACHMENT 1

II.	Unbundled Local Loops

	(a)	Monthly Recurring Charges

(1) ULL facility: ULL type	Rural	Suburban	Urban

(per month)

2-Wire Analog Voice Grade	$19.13	$15.44	$11.19
4-Wire Analog Voice Grade	$40.07	$32.99	$25.20
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$28.73	$31.74	$24.92
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$28.73	$31.74	$24.92
4-Wire DS-1-compatible Digital Grade	$178.21	$206.52	$160.95
2 Wire ADSL compatible ULL (up to 12,000 feet)	$19.13	$15.44	$11.19
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$19.13	$15.44	$11.19
2 Wire ADSL compatible ULL (up to 18,000 feet)	$19.13	$15.44	$11.19
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$19.13	$15.44	$11.19
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$28.73	$31.74	$24.92
2-Wire HDSL compatible ULL (up to 12,000 feet)	$19.13	$15.44	$11.19
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$19.13	$15.44	$11.19
4-Wire HDSL compatible ULL (up to 12,000 feet)	$40.07	$32.99	$25.20
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$40.07	$32.99	$25.20
2 Wire SDSL compatible ULL	$28.73	$31.74	$24.92
2 Wire SDSL compatible ULL with Bridged Tap removal	$28.73	$31.74	$24.92
2 Wire IDSL compatible ULL (up to 18,000 feet)	$28.73	$31.74	$24.92
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$28.73	$31.74	$24.92

(2) Service Access Charge: ULL type	(per month)

Voice Grade/DS-0	$0.40*
DS-1	$2.54*

(b)	Non-Recurring Charges

(1) Service Order Charge (per order)

	Standard Interval				Expedite

ULL Type	1 ULL	2-9 ULL	10+ ULL		1 ULL	2-9 ULL	10+ ULL

2-Wire Analog Voice Grade	$0.00	$6.22	$8.69	*	$0.00	$9.21	$12.85
4-Wire Analog Voice Grade	$0.00	$6.22	$8.69		$0.00	$9.21	$12.85
2-Wire ISDN Digital (2 Wire Digital Premium Loops)	$3.72	$9.95	$12.40		$5.52	$14.72	$18.36

EXHIBIT A TO ATTACHMENT 1

2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
4-Wire DS-1-compatible Digital Grade	$39.44	$39.44	$39.44	$58.40	$58.40	$58.40
2 Wire ADSL compatible ULL (up to 12,000 feet)	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire ADSL compatible ULL (up to 18,000 feet)	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2-Wire HDSL compatible ULL (up to 12,000 feet)	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
4-Wire HDSL compatible ULL (up to 12,000 feet)	$39.44	$39.44	$39.44	$58.40	$58.40	$58.40
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$39.44	$39.44	$39.44	$58.40	$58.40	$58.40
2 Wire SDSL compatible ULL	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire SDSL compatible ULL with Bridged Tap removal	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire IDSL compatible ULL (up to 18,000 feet)	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$3.72	$9.95	$12.40	$5.52	$14.72	$18.36

EXHIBIT A TO ATTACHMENT 1

(2) Service Connection Charge: (per loop)

ULL Type	Service Connection: Standard	Service Connection: CO Wiring

2-Wire Analog Voice Grade	$27.57	$13.89
4-Wire Analog Voice Grade	$27.57	$13.89	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$27.57	$13.89	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$27.57	$13.89	*
4-Wire DS-1-compatible Digital Grade	$76.40	$28.54
2 Wire ADSL compatible ULL (up to 12,000 feet)	$27.57	$13.89
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$27.57	$13.8
2 Wire ADSL compatible ULL (up to 18,000 feet)	$27.57	$13.89
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$27.57	$13.89
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$27.57	$13.89
2-Wire HDSL compatible ULL (up to 12,000 feet)	$27.57	$13.89
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$27.57	$13.89
4-Wire HDSL compatible ULL (up to 12,000 feet)	$76.40	$28.54
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$76.40	$28.54
2 Wire SDSL compatible ULL	$27.57	$13.89
2 Wire SDSL compatible ULL with Bridged Tap removal	$27.57	$13.89
2 Wire IDSL compatible ULL (up to 18,000 feet)	$27.57	$13.89
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$27.57	$13.89

EXHIBIT A TO ATTACHMENT 1

(3) Installation Dispatch (per dispatch)

	Installation Dispatch (per dispatch)			TC Not Ready

ULL Type	1 ULL	2-9 ULL	10+ ULL	(per occasion)

2-Wire Analog Voice Grade	$27.06	$31.92	$35.99	$25.88
4- Wire Analog Voice Grade	$27.06	$31.92	$35.99	$25.88
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$27.06	$31.92	$35.99	$25.88
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$27.06	$31.92	$35.99	$25.88
4-Wire DS-1-compatible Digital Grade	$36.25	$36.25	$36.25	$25.88
2 Wire ADSL compatible ULL (up to 12,000 feet)	$27.06	$31.92	$35.99	$25.88
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$27.06	$31.92	$35.99	$25.88
2 Wire ADSL compatible ULL (up to 18,000 feet)	$27.06	$31.92	$35.99	$25.88
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$27.06	$31.92	$35.99	$25.88
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$27.06	$31.92	$35.99	$25.88
2-Wire HDSL compatible ULL (up to 12,000 feet)	$27.06	$31.92	$35.99	$25.88
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$27.06	$31.92	$35.99	$25.88
4-Wire HDSL compatible ULL (up to 12,000 feet)	$36.25	$36.25	$36.25	$25.88
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$36.2	$36.25	$36.25	$25.88
2 Wire SDSL compatible ULL	$27.06	$31.92	$35.99	$25.88
2 Wire SDSL compatible ULL with Bridged Tap removal	$27.06	$31.92	$35.99	$25.88
2 Wire IDSL compatible ULL (up to 18,000 feet)	$27.06	$31.92	$35.99	$25.88
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$27.06	$31.92	$35.99	$25.88

EXHIBIT A TO ATTACHMENT 1

(4) Manual Intervention Surcharge (where mechanized interface available but not used)

Standard Interval	Service Order (per order)			Svc Connection Chg (per ULL)

ULL Type	1 ULL	2-9 ULL	10+ ULL	1 ULL	2-9 ULL	10+ ULL

2-Wire Analog Voice Grade	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
4-Wire Analog Voice Grade	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
4-Wire DS-1-compatible Digital Grade	$4.21	$4.21	$4.21	$5.00	$5.00	$5.00
2 Wire ADSL compatible ULL (up to 12,000 feet)	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 18,000 feet)	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2-Wire HDSL compatible ULL (up to 12,000 feet)	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
4-Wire HDSL compatible ULL (up to 12,000 feet)	$4.21	$4.21	$4.21	$5.00	$5.00	$5.00
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$4.21	$4.21	$4.21	$5.00	$5.00	$5.00
2 Wire SDSL compatible ULL	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire SDSL compatible ULL with Bridged Tap removal	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire IDSL compatible ULL (up to 18,000 feet)	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$21.36	$41.83	$190.91	$7.15	$7.15	$7.15

EXHIBIT A TO ATTACHMENT 1

Expedited Interval	Service Order (per order)			Svc Connection Chg (per ULL)

ULL Type	1 ULL	2-9 ULL	10+ ULL	1 ULL	2-9 ULL	10+ ULL

2-Wire Analog Voice Grade	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
4-Wire Analog Voice Grade	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
4-Wire DS-1-compatible Digital Grade	$6.23	$6.23	$6.23	$5.00	$5.00	$5.00
2 Wire ADSL compatible ULL (up to 12,000 feet)	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 18,000 feet)	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire Digital Designed Metallic ULL (up to 30,000 feet) Non-loaded with Bridged Tap options	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2-Wire HDSL compatible ULL (up to 12,000 feet)	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
4-Wire HDSL compatible ULL (up to 12,000 feet)	$6.23	$6.23	$6.23	$5.00	$5.00	$5.00
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$6.23	$6.23	$6.23	$5.00	$5.00	$5.00
2 Wire SDSL compatible ULL	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire SDSL compatible ULL with Bridged Tap removal	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire IDSL compatible ULL (up to 18,000 feet)	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$31.64	$61.92	$282.65	$7.15	$7.15	$7.15

EXHIBIT A TO ATTACHMENT 1

                          (c) Digital Loops and Digital Designed Loops (Conditioning)

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Standard Digital Loops	All:	All:
	$.79*/ Mechanized Loop Qualification/ per Loop Provisioned	$116.55*/ Manual Loop Qualification/ per Loop Request
2 Wire ADSL compatible ULL (up to 12,000)	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
2 Wire ADSL compatible ULL (up to 18,000 feet)	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
2 Wire HDSL compatible ULL (up to 12,000 feet)	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
4 Wire HDSL compatible ULL (up to 12,000 feet)	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
2 Wire SDSL compatible ULL	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
2 Wire IDSL compatible ULL	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)

Digital Designed Loops

2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

2 Wire Digital Designed Metallic ULL (18,000 feet up to 30,000 Feet) Non-loaded with Bridged Tap options	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$1,044.87* Required Removal of Load Coils (up to 21,000 feet)
$1,389.30* Required Removal of Load Coils (up to 27,000 feet)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$1,044.87* Required Removal of Load Coils (up to 21,000 feet)
$1,389.30* Required Removal of Load Coils (up to 27,000 feet)
$1,014.91* Addition of Range Electronics
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

2 Wire SDSL compatible ULL with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	See Sections B.V. (a) and (b)	See Sections B.V. (a) and (b)
$279.01* Removal of one Bridged Tap per Request
$680.52* Removal of Multiple Bridged Taps per Loop per Request
$152.86* Engineering Query
$711.66* Engineering Work Order Charge

EXHIBIT A TO ATTACHMENT 1

III.	Unbundled IOF

	(a)	Monthly Recurring Charges

(1)  Dedicated Transport:

Facility (per month)	Interoffice Mileage FIXED	Interoffice Mileage/ MILE

DS-1	$53.88	$.52
DS-3	$419.86	$14.41
OC-3	$768.20	$43.21
OC-12	$1907.03	$172.87

(2)  Service Access Charge: IOF

	(per month)

DS-1	$2.54	*
DS-3	$45.13	*
OC-3	$13.36	*
OC-12	$13.36	*

(3)  Interconnection Access Charge: IOF

DS-1	$1.20	*
DS-3	$25.03	*
OC-3	$8.16	*
OC-12	$8.16	*

(4) Unbundled Multiplexing

DS-1 to DS-0 (1/0 Mux)	(per mux/per month)	$197.21
DS-3 to DS-1 (3/1 Mux)	(per mux/per month)	$215.50

(b)	Non-Recurring Charges

Standard Interval	DS-1	DS-3	OC-3	OC-12

(1) Service Order (per order)	$14.47	$14.47	$14.47	$14.47
(2) Manual Intervention Surcharge (per order)	$0.00	$0.00	$0.00	$0.00
(3) Service Connection: Provisioning (per facility)	$142.14	$142.14	$142.14	$142.15
(4) Service Connection: Installation (per facility)	$270.37	$270.37	$270.37	$270.37

Expedited Interval	DS-1	DS-3	OC-3	OC-12

(1) Service Order (per order)	$21.42	$21.42	$21.42	$21.42
(2) Manual Intervention Surcharge (per order)	0	0	0	0
(3) Service Connection: Provisioning (per facility)	$156.06	$156.06	$156.06	$156.06
(4) Service Connection: Installation (per facility)	$129.28	$285.90	$285.90	$358.60

EXHIBIT A TO ATTACHMENT 1

IV. Unbundled Common Channel Signaling and Call-Related Database Access

Rate Element	UNIT	RATE

TC Switched Service-Optional Features
SS7 Signaling Modifications
Re-Home D-Link	Per Pair	$124.72
A-Link to D-Link Conversion	Per Pair	$93.54
Change in Hub Providers	Per Pair	$62.37
NPA/NXX Input Charge	Per 10 Codes	$15.59

Common Channel Signaling
STP Port	Port/Month	$1064.99
Service Access Charge	Port/Month	$0.40
Signaling Usage Rate	Per Message	$0.000212
Assumed Usage	Port/month	$0.200000
Service Order Charge	Per Request	$39.44
STP Order Processing Charge	Per Request	$176.58
Installation Charge	Per Pair	$64.95

STP Translation Charges: A-Links
Basic ISUP	Per STP Pair	$93.54
ISUP + TCAP	Per STP Pair	$124.72
800 DB Queries	Per STP Pair	$62.37
LIDB Queries	Per STP Pair	$62.37
Class Features	Per STP Pair	$62.37
NPA/Nxx Input Charge	Per 10 Codes	$15.59
Calling Name	Per STP Pair	$62.37
AIN Queries (Verizon)	Per STP Pair	$62.37
TC to TC (Telephone Carrier)	Per STP Pair	$93.54

STP Translation Charges: D-Links
Basic ISUP	Per STP Pair	$155.91
ISUP + TCAP	Per STP Pair	$218.27
800 DB Queries	Per STP Pair	$62.37
LIDB Queries	Per STP Pair	$62.37
Class Features	Per STP Pair	$62.37
NPA/Nxx Input Charge	Per 10 Codes	$15.59
Calling Name	Per STP Pair	$62.37
AIN Queries (Verizon)	Per STP Pair	$93.54
TC to TC (Telephone Carrier)	Per STP Pair	$93.54
Subsequent STP Translations	TC Orig. Pt.	$31.18
End Office Translations	TC Orig. Pt.	$5.30

Testing Set-Up	Per TC Switch & TELCO STP Pair
MTP: Levels 2 & 3		$289.04
ISUP		$289.04

800 DB Queries		$36.12
LIDB Queries		$36.12

EXHIBIT A TO ATTACHMENT 1

Rate Element	UNIT	RATE

Class Features		$36.12
Calling Name		$36.12

Testing	Per TC Switch & TELCO STP Pair
MTP: Levels 2 & 3		$578.08
ISUP		$867.12
800 DB Queries		$72.26
LIDB Queries		$36.12
Class Features		$36.12
Calling Name		$36.12

Service Management System

Rate Element	UNIT	RATE

Development Charges
Service Establishment (NRC)		ICB
Service Creation Access Port	Port/month	ICB
Service Creation Usage
Remote Access	Per day	ICB
On-Premise Access	Per day	ICB
Certification & Testing	Per hour (rounded to 1/4 hr. )	ICB
Help Desk Support	Per hour (rounded to 1/4 hr. )	ICB
AIN ISCP Record Provisioning	Per 15 min.	ICB

Deployment Charges
AIN ISCP & Record Charge	Per line/month	ICB
AIN ISCP Query & Resp. Message Charge	Per ACU/Query	ICB
Trigger Charge	Per Query	ICB
SS7 & Transport for AIN Message	Per Query	ICB

V. Unbundled Local Switching

          (a) Monthly Recurring Charges

Dedicated Local Switch Ports	Statewide

(per month)

(1) Local Switching Analog Port	$4.15
(2) Local Switching Integrated DLC Port (TR-08) per interface group (consisting of 4 DS1 ports)	$534.72
(3) Local Switching DS1 DID/DOD/PBX Port per DS1 trunk port	$256.56
(4) Local Switching ISDN-BRI Port	$38.46
(5) Local Switching ISDN-PRI Port	$595.16
(6) Local Switching Digital Trunk Port per DS1	$256.56

EXHIBIT A TO ATTACHMENT 1

Local Switching Port Additives (Features)	Statewide

(per month)

(1) Centrex	$0.7059
(2) Ringmate	$0.8217
(3) Three-Way Calling	$0.2962
(4) Speed Calling	$0.002
(5) Call Waiting	$0.0009
(6) Call Forwarding - Don’t Answer	$0.0002
(7) Call Forwarding - Busy	$0.0002
(8) Call Forwarding - Variable	$0.0006

Local Switching Usage	Statewide

(per minute of use)

(1) Local Switching Trunk Port - (PEAK)	$0.00179
(2) Local Switching Trunk Port -(OFF-PEAK)	$0.000000
(3) Local Switching Usage - (PEAK)	$0.01149
(4) Local Switching Usage - (OFF-PEAK)	$0.00389

Shared Interoffice Trunking and Tandem Resources	Statewide

(per minute of use)

(1) Unbundled Shared Tandem Transport Charge (UTTC) (PEAK)	$0.00106
(2) Unbundled Shared Tandem Transport Charge (UTTC) (OFF-PEAK)	$0.00000
(3) Unbundled Tandem Transit Switching Charge (TTS) (PEAK)	$0.006162
(4) Unbundled Tandem Transit Switching Charge (TTS) (OFF-PEAK)	$0.001108
(5) Unbundled Common Transport Charge (UCTC) (PEAK)	$0.004082*
(6) Unbundled Common Transport Charge (UCTC) (OFF-PEAK)	$0.000000*
(7) Unbundled Toll Common Transport Charge (UTCTC) (PEAK)	$0.006094*
(8) Unbundled Toll Common Transport Charge (UTCTC) (OFF-PEAK)	$0.000313*

Service Access Charge: Switching	(per month)

Voice Grade/DS-0	$0.40*
DS-1	$2.54*
DS-3	$45.13*

(b) Non-Recurring Charges

End Office Trunk Ports	Standard Interval	Expedited Interval

(1) Service Order (per order)	$0.00	$0.00
(2) Manual Intervention Surcharge (per order)	$13.14	$19.47
(3) Service charge (per port)	$89.17	$115.10
(4) Installation (CO wiring) (per port)	$10.74	$14.24

EXHIBIT A TO ATTACHMENT 1

End Office Line Ports	Standard Interval

(1) Service Order (per order)	$0.00
(2) Manual Intervention Surcharge (per order)	$13.14
(3) Service charge (per port) (BRI and Analog Ports)	$8.92
(4) Service charge (per port) (for DS1 DID/DOD/PBX Port, PRI)	$69.51
(5) Installation (CO wiring) (per port) (BRI and Analog Ports),	$7.07
(6) Installation (CO wiring) (per port) (DS1 DID/DOD/PBX Port, PRI)	$10.74
(7) Integrated DLC ports are priced on an Individual Case Basis	ICB

# Integrated DLC ports are priced on an Individual Case Basis

Switching Feature Activation	Standard Interval

Per order
(1) Call Forwarding – Busy	$1.00*
(2) Call Forwarding - Don’t Answer	$1.00*
(3) Call Forwarding – Variable	$1.00*
(4) Call Waiting	$1.00*
(5) Centrex Intercom Dialing	$1.00*
(6) Custom Ringing	$1.00*
(7) Speed Calling	$1.00*
(8) 3 Way Calling	$1.00*
(9) Subsequent addition/change	$1.00*

Miscellaneous Switching Charges	Standard Interval

(1) Network Design Request (per hour)	$40.60*
(2) Line Port Traffic Study Set-Up (per study)	$47.80
(3) Line Port Traffic Study (per week)	$33.13
(4) Channel Activation-Subsequent	$9.60*
(5) TC not ready	$25.88

EXHIBIT A TO ATTACHMENT 1

VI. Unbundled Tandem Switching

(a)	Monthly Recurring Charges

Dedicated Tandem Switch Ports	All Zones

(per month)

(1) Tandem Switching Digital Trunk Port	$298.56

Tandem Switching Usage	All Zones

(per minute of use)

(1) Tandem Trunk Port (PEAK)	$0.002527
(2) Tandem Trunk Port (OFF-PEAK)	$0.000000
(3) Tandem Usage (PEAK)	$0.001108
(4) Tandem Usage (OFF-PEAK)	$0.001108

(b)	Non-Recurring Charges

Tandem Office Trunk Ports	Standard Interval	Expedited Interval

(1) Service Order (per port)	$0	$0
(2) Manual Intervention Surcharge (per port)	$13.14	$19.47
(3) Service charge (per order)	$105.40	$135.64
(4) Installation (CO wiring) (per port)	$10.74	$14.24

VII. Network Interface Device (NID)

NETWORK INTERFACE DEVICE (NID)

(1) Time; first 30 minutes	$25.88
(2) Subsequent 30 minutes (period or part)	$10.72
(3) TC not ready (per occasion)	$25.88
(4) 2 Wire NID (per NID/ month)	$0.95
(5) 4 Wire NID	$1.15

EXHIBIT A TO ATTACHMENT 1

VIII. Intrastate Collocation

          Pending approval of rates and/or rate structures filed for intrastate collocation, all intrastate collocation services shall be charged at rates found in Rhode Island RIPUC Tariff No. 18 as amended from time to time.

IX. Line Sharing

Rate Element	$ Amount		Mo.	NRC	* Option 1[3]	* Option 2 VERIZON installs	* Option 2 CLEC vendor installs

Application Fee - Augment	$1500	*		X	Not applicable unless adding line-sharing terminations	(1)	(1)
Engineering & Implementation Fee -Additional Cabling	$2120.96	*		X	Not applicable unless adding line-sharing terminations	(1)	(1)
Splitter Installation Cost	$1369.60	*		X	Not applicable	(1)
POT VERIZON/Splitter Termination, 2 Wire VG	$.09	*	X		(2) SAC[4]s	(2) SACs	(2) SACs

* Both Option 1 and Option 2 assume there is an existing Collocation Arrangement.

(1) = one required

(2) = two required

[3] Option 1: A CLEC-provided splitter shall be provided, installed and maintained by the CLEC in their own Collocation space. Rearrangements are the responsibility of the CLEC. Verizon dial tone is routed through the splitter in the CLEC Collocation area.

Option 2: Verizon will install, inventory and maintain CLEC provided splitter in Verizon space within the Serving Central Office of the lines being provided. Verizon will have control of the splitter and will direct any required activity.

[4]	Service Access Charge (SAC) is the same as Interconnection Access Charge or a cross connect.

EXHIBIT A TO ATTACHMENT 1

Rate Element	$ Amount		Mo.	NRC	* Option 1	Option 2 VERIZON installs	* Option 2 CLEC vendor installs

SAC Cable & Frame Termination, 2Wire VG	$.23	*	X		(2) SACs	(2) SACs	(1)
**Verizon/Splitter Support– Per Shelf	$3.34	*	X			(1)	(1)
Maintenance of Splitter Equipment per splitter	$51.52	*	X		(1)	(1)	(1)
WideBand Test Access per line	$2.01	*	X		(1)	(1)	(1)

** Although this rate assumes that each relay rack contains 14 splitter shelves, the rate applies only to the shelves that CLEC actually uses in a given relay rack.

EXHIBIT A TO ATTACHMENT 1

Rate Element	$ Amount		Mo.	NRC	* Option 1	Option 2 VERIZON installs	* Option 2 CLEC vendor installs

Service Order	$9.59	*		X	(1)	(1)	(1)

Expedite	$14.88	*
Central Office Wiring Initial	$41.53	*		X	(1)	(1)	(1)

Expedite	$59.40	*
Central Office Wiring Additional	$20.66	*		X	(1)	(1)	(1)

Expedite	$29.55	*
Provisioning	$0.27	*		X	(1)	(1)	(1)

Expedite	$0.40	*
Field Installation Dispatch	$121.35	*		X	(1)	(1)	(1)

Expedite	$170.92	*
Manual Intervention Surcharge	$28.26			X	(1)	(1)	(1)

Expedite	$43.86	*
TC Not Ready	$55.14	*		X	(1)	(1)	(1)
Loop Qualification Data Base per link	$0.79	*	X		(1)	(1)	(1)
Manual Loop Qualification	$116.55	*		X	(1)	(1)	(1)
Engineering Query	$152.86	*		X	(1)	(1)	(1)
Engineering Work Order	$711.66	*		X	(1)	(1)	(1)
OSS Charges	TBD
Unbundled Loop	$0.00	*	X
Conditioning charges	Per interim state specific conditioning rates			X
Trouble Dispatch Misdirects					(1)	(1)	(1)
Dispatch In	$80.02	*		X
Expedite Dispatch In	$106.22	*		X
Dispatch Out	$129.39	*		X
Expedite Dispatch Out	$174.35	*		X

EXHIBIT A TO ATTACHMENT 1

X. UNE REMAND ITEMS

(a)	Recurring Charges

Service or Element Description:		Recurring Charges

LOOPS
DS3 Loops	Fixed	$951.20	*
	Loop Fiber per ¼ mi.	$16.89	*

DDS loops (4-wire)
	Urban	$67.93	*
	Suburban	$87.75	*
	Rural	$104.18	*

Stand-alone NID – 2 Wire		$.95
Stand-alone NID – 4 Wire		$1.15
Shared NID		TBD
Stand-alone NID – DS1 (with smart jack)		$6.79	*

Service or Element Description:	Recurring Charges

SWITCH/PLATFORM
Centrex Platform Features
CTX Intercom	$2.1474	*
CTX Announcement	$1.6442	*
3-Way Conference (CTX)	$0.3987	*
Automatic Callback	$0.6725	*
Distinctive Ring	$0.1056	*
Loudspeaker Paging	$15.3925	*
Selective Call Acceptance	$0.0990	*
Selective Call Forwarding	$0.0491	*
Selective Call Rejection	$0.7796	*
Six Way Conference	$1.9284	*
Music - on - Hold	—
Meet-me Conference (DMS-only)	$1.1036	*
UNE-P Combinations

# All monthly rates and usage charges associated with the individual network elements included in the UNE-P arrangements apply in accordance with rate regulations established for those elements.

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service

EEL

EEL Test Charge	Recurring

2 Wire Analog per loop	$0.17	*
2 Wire Digital per loop	$0.37	*
4 Wire Analog per loop	$0.47	*
DS 1 1.544Mbps per loop	$7.27	*
4 Wire Digital Data (56 KD) per loop (DDS)	$0.62	*
DS3 45 Mbps per loop	$7.02	*

Service or Element Description:	Recurring Charges

EEL Voice grade/DS0 Transport	$26.00	*
Monthly- Fixed per VG/DS0 channel

Monthly- per mile, perVG/DS0 channel	$.02	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	Recurring Charges

IOF
STS-1
Fixed per month	$392.92
Variable per mile per month	$15.08

Service or Element Description:	Recurring Charges

Subloops at FDI

2-wire Subloop
Urban	$8.72	*
Suburban	$12.62	*
Rural	$13.73	*

4-wire Subloop
Urban	$11.95	*
Suburban	$18.80	*
Rural	$20.85	*

Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at RT (e.g.DSLAM)	ICB
Campus Wire- Continuous Property	ICB
House and Riser
Building Access- per pair/month	$0.59
Floor Access- per floor risen, per pair	$0.01	*

Dark Fiber Loops
Dark Fiber - per 1/4 Mile (per loop/month)	$25.31	*
Customer premise FDF (per loop/month)	$6.96	*
Switch premise FDF (per loop/month)	$10.78	*

Dark Fiber IOF
Dark Fiber – IOF- per Mile (per loop/month)	$128.13	*
Serving CO (per loop/month)	$10.78	*

Channel Termination-
Per 1/4 Mile (per loop/month)	$32.03	*
POP FDF	$8.95	*

EXHIBIT A TO ATTACHMENT 1

(b)	Non-Recurring Charges

Service or Element Description:	New Service

LOOPS

DS3 Loops
Service Order	$15.57	*
Service Order – Expedite	$23.05	*
Manual Intervention Surcharge	$0	*
Manual Intervention Surcharge- Expedite	$0	*
Service Connection -Other	$133.56	*
Service Connection -Other- Expedite	$146.26	*
Service Connection – CO Wiring	$232.06	*
Service Connection- CO Wiring- Expedite	$307.79	*
Service Connection - Installation Dispatch Out	$39.03	*
Service Connection - Installation Dispatch Out- Expedite	$39.03	*

DDS Loops (4 Wire)
Service Order	$42.46	*
Service Order – Expedite	$62.86	*
Manual Intervention Surcharge	$4.53	*
Manual Intervention Surcharge- Expedite	$6.70	*
Service Connection -Other	$82.25	*
Service Connection -Other- Expedite	$82.25	*
Service Connection – CO Wiring	$30.72	*
Service Connection- CO Wiring- Expedite	$30.72	*
Installation Dispatch Out	$39.03	*
Installation Dispatch Out- Expedite	$39.03	*

Stand-alone NID – 2 Wire,	$.95
Stand-alone NID – 4 Wire,	$1.15
Shared NID - Per Loop	TBD

TC not ready- per occasion	$25.88
Time: first 30 minutes	$25.88
Subsequent 30 minutes (period or part)	$10.72
Service Order	$0.00	*
Service Order – Expedite	$0.00	*
Manual Intervention Surcharge	$13.87	*
Manual Intervention Surcharge- Expedite	$20.53	*
Installation Dispatch Out	$50.19	*
Installation Dispatch Out- Expedite	$66.92	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

SWITCH/PLATFORM

POTS/Centrex/PAL/ISDN BRI UNE Platforms

Single Link

Service Order	$0.00	*	$0.00	*
Service Order – Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$13.87	*	$26.61	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$20.53	*	$39.40	*

Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA	*
2 to 9 links
Service Order	$0.00	*	$9.34	*
Service Order – Expedite	$0.00	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$40.76	*	$46.71	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$60.35	*	$69.15	*

Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA

10+ Links
Service Order	$9.34	*	$9.34	*
Service Order – Expedite	$13.83	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$224.19	*	$198.15	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$331.92	*	$293.37	*

Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA

UNE Coin Access Line- Platforms

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Single Link

Service Order	$0.00	*	$0.00	*
Service Order – Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$13.87	*	$26.61	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$20.53	*	$39.40	*

Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA

2 to 9 links
Service Order	$0.00	*	$9.34	*
Service Order – Expedite	$0.00	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$40.76	*	$46.71	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$60.35	*	$69.15	*
Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA

10+ Links
Service Order	$9.34	*	$9.34	*
Service Order – Expedite	$13.83	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$224.19	*	$198.15	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$331.92	*	$293.37	*

Service Connection –Other	$1.82	*	$1.52	*
Service Connection – CO Wiring	$7.61	*	NA

DS1/DID/DOD/PBX UNE Platforms

Single Link

Service Order	$42.46	*	$42.46	*
Service Order – Expedite	$62.86	*	$62.86	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$4.53	*	$4.53	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$6.70	*	$6.70	*

Service Connection -Other	$159.24	*	$50.27	*
Service Connection -Other- Expedite	$187.15	*	$63.56	*

Service Connection – CO Wiring	$11.56	*	NA
Service Connection- CO Wiring- Expedite	$15.33	*	NA

ISDN- PRI UNE Platforms

Single Link

Service Order	$42.46	*	$42.46	*
Service Order – Expedite	$62.86	*	$62.86	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$4.53	*	$4.53	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$6.70	*	$6.70	*

Service Connection –Other	$159.24	*	$50.27	*
Service Connection -Other- Expedite	$187.15	*	$63.56	*

Service Connection – CO Wiring	$11.56	*	NA
Service Connection- CO Wiring- Expedite	$15.33	*	NA

POTS/ -FX- UNE Platforms

Single Link

Service Order	$0.00	*	$0.00	*
Service Order – Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$13.87	*	$26.61	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$20.53	*	$39.40	*

Service Connection –Other	$135.38	*	$1.52	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

2 to 9 links
Service Order	$0.00	*	$9.34	*
Service Order – Expedite	$0.00	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$40.76	*	$46.71	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$60.35	*	$69.15	*

Service Connection –Other	$135.38	*	$1.52	*
Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

10+ Links
Service Order	$9.34	*	$9.34	*
Service Order – Expedite	$13.83	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$224.19	*	$198.15	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$331.92	*	$293.37	*

Service Connection –Other	$135.38	*	$1.52	*
Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

UNE ISDN-BRI –FX- UNE Platforms

Single Link

Service Order	$14.16	*	$0.00	*
Service Order – Expedite	$20.95	*	$0.00	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$13.87	*	$26.61	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$20.53	*	$39.40	*

Service Connection –Other	$135.38	*	$1.52	*
Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

2 to 9 links
Service Order	$14.16	*	$9.34	*
Service Order – Expedite	$20.95	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$40.76	*	$46.71	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$60.35	*	$69.15	*

Service Connection –Other	$135.38	*	$1.52	*
Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

10+ Links
Service Order	$23.49	*	$9.34	*
Service Order – Expedite	$34.78	*	$13.83	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$224.19	*	$198.15	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$331.92	*	$293.37	*

Service Connection –Other	$135.38	*	$1.52	*
Service Connection –Other- Expedite	$148.08	*	$1.52	*

Service Connection – CO Wiring	$99.46	*	NA
Service Connection – CO Wiring –Expedite	$125.26	*	NA

UNE DS1/DID/DOD/PBX -FX- UNE Platforms

Single Link

Service Order	$42.46	*	$42.46	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Service Order – Expedite	$62.86	*	$62.86	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$4.53	*	$4.53	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$6.70	*	$6.70	*

Service Connection –Other	$292.81	*	$50.27	*
Service Connection –Other- Expedite	$333.41	*	$63.56	*

Service Connection – CO Wiring	$147.21	*	NA
Service Connection – CO Wiring –Expedite	$185.22	*	NA

UNE ISDN- PRI –FX- UNE Platforms

Single Link

Service Order	$42.46	*	$42.46	*
Service Order – Expedite	$62.86	*	$62.86	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$4.53	*	$4.53	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$6.70	*	$6.70	*

Service Connection –Other	$292.81	*	$50.27	*
Service Connection –Other- Expedite	$333.41	*	$63.56	*

Service Connection – CO Wiring	$147.21	*	NA
Service Connection – CO Wiring –Expedite	$185.22	*	NA

Service or Element Description:	Normal Interval		Expedited Interval

IOF – NRC
STS-1
Service Order	$15.57	*	$23.05	*
Manual Surcharge	$0.00	*	$0.00	*

Service Connection – Other	$133.56	*	$146.26	*
Service Connection – CO-Wiring	$232.06	*	$307.79	*

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Subloops at FDI
Sub-loop Interconnection (between FDI and TOPIC)
Sub-loop Interconnection Application	$2,500	*
Sub-Loop Work order	ICB
*i.e., CO collo application rate

Sub-loop Cross Connection (Service Activation)
Subloop 2 Wire New (New- 2W- UNE Subloop Arrangement- USLA)
Per Order Charges
Service Order	$14.16	*	$14.16	*
Service Order – Expedite	$20.95	*	$20.95	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$13.87	*	$13.87	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$20.53	*	$20.53	*
Per Sub-loop Charges
Per Initial Sub-Loop in Order
Service Connection –Other	$1.18	*	$31.91	*
Service Connection – CO Wiring	NA		NA
Installation Dispatch	$117.48	*	$133.82	*
Installation Dispatch- Expedite	$156.64	*	$178.43	*

Per Additional Sub-Loop on Order

Service Connection –Other	$1.18	*	$31.91	*
Service Connection – CO Wiring	NA		NA
Installation Dispatch	$45.97	*	$62.00	*
Installation Dispatch- Expedite	$61.28	*	$82.66	*

Subloop 4 Wire New (New- 4W- UNE Subloop Arrangement- USLA)
Per Order Charges
Service Order	$42.46	*	$42.46	*
Service Order – Expedite	$62.86	*	$62.86	*
Manual Intervention Surcharge
Service Connection charge	$0.00	*	$0.00	*
Service Order	$4.53	*	$4.53	*

Manual Intervention Surcharge- Expedite
Service Connection charge	$0.00	*	$0.00	*
Service Order	$6.70	*	$6.70	*

Per Sub-loop Charges
Per Initial Sub-loop on Order

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service		Migration

Service Connection –Other	$1.18	*	$31.91	*
Service Connection – CO Wiring	NA		NA
Installation Dispatch	$147.71	*	$149.79	*
Installation Dispatch- Expedite	$169.94	*	$199.72	*

Per Additional Sub-loop on Order

Service Connection –Other	$1.18	*	$31.91	*
Service Connection – CO Wiring	NA		NA
Installation Dispatch	$80.98	*	$74.54	*
Installation Dispatch- Expedite	$107.97	*	$99.38	*

Service or Element Description:	New Service

Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at RT (e.g.DSLAM)	ICB
Campus Wire- Continuous Property	ICB

House and Riser
Building Setup Service Cost Per 50 pair	$119.04
House and Riser Cable Service Installation Charge, -Per occasion	Time & Material
Time[5]:
First 30 minutes
Subsequent 30 minutes Period or fraction thereof	$25.88
TC not ready- per occasion	$10.72
	$25.88
Dark Fiber Loops

Service Order Charge
Service Order	$63.73	*
Service Order – Expedite	$94.25	*
Service Connection Charge
Service Connection CO Wiring	$43.88	*
Service Connection CO Wiring –Expedite	$58.31	*

Service Connection- Other	$481.64	*
Service Connection-Other Expedite	$646.35	*

Installation Dispatch
Normal	$140.34	*
Expedite	$187.12	*

Dark Fiber IOF
Service Order	$63.73	*
Service Order – Expedite	$94.25	*

5 A dispatch of a technician during hours not sequential to that technician’s normal scheduled tour of duty has a four-hour minimum charge.

33

EXHIBIT A TO ATTACHMENT 1

Service or Element Description:	New Service

Service Connection- CO Wiring	$48.53	*
Service Coonection0 CO Wiring- Expedite	$64.50	*

Service Connection-Other	$212.03	*
Service Connection-Other- Expedited	$272.74	*
Installation Dispatch	$140.34	*
Installation Dispatch- Expedited	$187.12	*
Record Review- per record	$159.76	*

Time and Materials Rates

Network Transport Engineering- Planning	$55.76	*
Network Transport Engineering- Planning- Expedite	$74.47	*
Network Transport Engineering-Design	$55.76	*
Network Transport Engineering-Design- Expedite	$74.47	*
OSP Operations per hour	$48.73	*
OSP Operations per hour- Expedited	$67.45	*
CO Frame per hour	$47.89	*
CO Frame per hour- Expedited	$63.53	*